                                                                    Exhibit 10.1

                                                                  Execution Copy
================================================================================

                                CREDIT AGREEMENT

                                   dated as of

                               November 22, 2000,

                                      among

                                    NEW SAC,

                        SEAGATE TECHNOLOGY INTERNATIONAL,

                               as Cayman Borrower,

                     SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

                                as U.S. Borrower,

                            The Lenders Party Hereto

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                           --------------------------

                             CHASE SECURITIES INC.,
                        as Book Manager and Lead Arranger

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Documentation Agent

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent

                       MERRILL LYNCH CAPITAL CORPORATION,
                             as Documentation Agent

================================================================================

                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01.   Defined Terms ..............................................  1
SECTION 1.02.   Classification of Loans and Borrowings ..................... 53
SECTION 1.03.   Terms Generally ............................................ 53
SECTION 1.04.   Accounting Terms; GAAP ..................................... 54
SECTION 1.05.   Interim Financial Calculations ............................. 54
SECTION 1.06.   Exchange Rates ............................................. 56

                                   ARTICLE II

                                   The Credits

SECTION 2.01.   Commitments ................................................ 56
SECTION 2.02.   Loans and Borrowings ....................................... 57
SECTION 2.03.   Requests for Borrowings .................................... 58
SECTION 2.04.   Swingline Loans ............................................ 59
SECTION 2.05.   Letters of Credit .......................................... 61
SECTION 2.06.   Funding of Borrowings ...................................... 69
SECTION 2.07.   Interest Elections ......................................... 70
SECTION 2.08.   Termination and Reduction of Commitments ................... 72
SECTION 2.09.   Repayment of Loans; Evidence of Debt ....................... 72
SECTION 2.10.   Amortization of Term Loans ................................. 74
SECTION 2.11.   Prepayment of Loans ........................................ 76
SECTION 2.12.   Fees ....................................................... 80
SECTION 2.13.   Interest ................................................... 82
SECTION 2.14.   Alternate Rate of Interest ................................. 83
SECTION 2.15.   Increased Costs ............................................ 84
SECTION 2.16.   Break Funding Payments ..................................... 85
SECTION 2.17.   Taxes ...................................................... 86
SECTION 2.18.   Payments Generally; Pro Rata Treatment; Sharing of Set-offs  88
SECTION 2.19.   Mitigation Obligations; Replacement of Lenders ............. 90
SECTION 2.20.   Change in Law .............................................. 91

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                                                                               3

                                                                            Page

                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01.   Organization; Powers ....................................... 92
SECTION 3.02.   Authorization; Enforceability .............................. 92
SECTION 3.03.   Governmental Approvals; No Conflicts ....................... 93
SECTION 3.04.   Financial Condition; No Material Adverse Change ............ 93
SECTION 3.05.   Properties ................................................. 94
SECTION 3.06.   Litigation and Environmental Matters ....................... 95
SECTION 3.07.   Compliance with Laws and Agreements ........................ 96
SECTION 3.08.   Investment and Holding Company Status ...................... 96
SECTION 3.09.   Taxes ...................................................... 96
SECTION 3.10.   ERISA ...................................................... 96
SECTION 3.11.   Disclosure ................................................. 96
SECTION 3.12.   Subsidiaries ............................................... 97
SECTION 3.13.   Insurance .................................................. 97
SECTION 3.14.   Labor Matters .............................................. 97
SECTION 3.15.   Solvency ................................................... 98
SECTION 3.16.   Senior Indebtedness ........................................ 98

                                   ARTICLE IV

                                   Conditions

SECTION 4.01.   Effective Date ............................................. 98
SECTION 4.02.   Each Credit Event ..........................................103

                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01.   Financial Statements and Other Information .................104
SECTION 5.02.   Notices of Material Events .................................106
SECTION 5.03.   Information Regarding Collateral ...........................107
SECTION 5.04.   Existence; Conduct of Business .............................108
SECTION 5.05.   Payment of Obligations .....................................108
SECTION 5.06.   Maintenance of Properties ..................................109
SECTION 5.07.   Insurance ..................................................109
SECTION 5.08.   Casualty and Condemnation ..................................109
SECTION 5.09.   Books and Records; Inspection and Audit Rights .............109
SECTION 5.10.   Compliance with Laws .......................................110

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                                                                               4

                                                                            Page

SECTION 5.11.   Use of Proceeds and Letters of Credit ......................110
SECTION 5.12.   Additional Subsidiaries ....................................110
SECTION 5.13.   Further Assurances .........................................111
SECTION 5.14.   Interest Rate Protection ...................................111
SECTION 5.15.   Cash Account ...............................................111

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01.   Indebtedness; Certain Equity Securities ....................112
SECTION 6.02.   Liens ......................................................114
SECTION 6.03.   Fundamental Changes ........................................116
SECTION 6.04.   Investments, Loans, Advances, Guarantees and Acquisitions ..118
SECTION 6.05.   Asset Sales ................................................121
SECTION 6.06.   Sale and Leaseback Transactions ............................124
SECTION 6.07.   Hedging Agreements .........................................124
SECTION 6.08.   Restricted Payments; Certain Payments of Indebtedness ......124
SECTION 6.09.   Transactions with Affiliates ...............................128
SECTION 6.10.   Restrictive Agreements .....................................128
SECTION 6.11.   Amendment of Material Documents ............................129
SECTION 6.12.   Interest Expense Coverage Ratio ............................130
SECTION 6.13.   Fixed Charge Coverage Ratio ................................130
SECTION 6.14.   Net Leverage Ratio .........................................131

                                   ARTICLE VII

                                Events of Default

SECTION 7.01.   Events of Default ..........................................131
SECTION 7.02.   Exclusion of Immaterial Subsidiaries .......................135

                                  ARTICLE VIII

                            The Administrative Agent

SECTION 8.01.   The Administrative Agent ...................................135

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                                                                               5

                                                                            Page

                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01.   Notices ....................................................138
SECTION 9.02.   Waivers; Amendments ........................................139
SECTION 9.03.   Expenses; Indemnity; Damage Waiver .........................141
SECTION 9.04.   Successors and Assigns .....................................143
SECTION 9.05.   Survival ...................................................149
SECTION 9.06.   Counterparts; Integration; Effectiveness ...................150
SECTION 9.07.   Severability ...............................................150
SECTION 9.08.   Right of Setoff ............................................150
SECTION 9.09.   GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS .151
SECTION 9.10.   WAIVER OF JURY TRIAL .......................................152
SECTION 9.11.   Headings ...................................................152
SECTION 9.12.   Confidentiality ............................................152
SECTION 9.13.   Interest Rate Limitation ...................................153
SECTION 9.14.   Judgment Currency ..........................................153
SECTION 9.15.   Joint and Several Liability ................................154

                                    ARTICLE X

                         Collection Allocation Mechanism

SECTION 10.01.  Implementation of CAM ......................................155
SECTION 10.02.  Letters of Credit ..........................................156

SCHEDULES:

Schedule 1.01(a)    -- Mortgaged Properties
Schedule 1.01(b)    -- Foreign Subsidiaries of the U.S. Borrower
Schedule 1.01(c)    -- Moribund Subsidiaries
Schedule 1.02       -- Jurisdictions of Core Loan Parties
Schedule 2.01       -- Commitments
Schedule 2.05(a)    -- Existing Letters of Credit
Schedule 2.05(b)    -- Outside Letters of Credit
Schedule 3.05       -- Real Property
Schedule 3.06       -- Disclosed Matters
Schedule 3.12       -- Subsidiaries
Schedule 3.13       -- Insurance
Schedule 6.01       -- Existing Indebtedness
Schedule 6.02       -- Existing Liens
Schedule 6.04       -- Existing Investments
Schedule 6.04(r)(A) -- Existing Investment Businesses

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                                                                               6

                                                                            Page

Schedule 6.04(r)(B) -- Historical Investment in Investment Businesses and
                       Permitted Spinoff Subsidiaries
Schedule 6.07       -- Existing Hedging Agreements
Schedule 6.10       -- Existing Restrictions

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                                                                               7

EXHIBITS:

Exhibit A   -- Form of Assignment and Acceptance
Exhibit B-1
(A)-(D)     -- Forms of Opinion of Borrowers' United States Counsel
Exhibit B-2 -- Form of Opinion of Borrowers' Cayman Islands Counsel
Exhibit B-3 -- Form of Opinion of Borrowers' Singapore Counsel
Exhibit B-4 -- Form of Opinion of Borrowers' Northern Ireland Counsel Exhibit B-5 -- Form of Opinion of Borrower's Netherlands Counsel
Exhibit B-6 -- Form of Opinion of Borrowers' Scotland Counsel
Exhibit B-7 -- Form of Opinion of United States Local Counsel
Exhibit B-8 -- Form of Opinion of Borrower's Thai Counsel
Exhibit B-9 -- Form of Opinion of Borrowers' counsel for
               other Jurisdictions of Core Loan Parties
Exhibit C-1 -- Form of U.S. Security Agreement
Exhibit C-2 -- Form of Cayman Security Agreement
Exhibit C-3 -- Form of Singapore Security Agreement
Exhibit C-4 -- Form of Northern Ireland Floating Debenture and Supplemental
               Guarantee Mortgage
Exhibit C-5 -- Form of Netherlands Security Agreement
Exhibit C-6 -- Form of Scotland Security Agreement
Exhibit D-1 -- Form of U.S. Pledge Agreement
Exhibit D-2 -- Form of Cayman Pledge Agreement
Exhibit D-3 -- Form of Singapore Pledge Agreement
Exhibit D-4 -- Form of Scotland Pledge Agreement
Exhibit E   -- Form of Indemnity, Subrogation and Contribution Agreement
Exhibit F   -- Form of U.S. Guarantee Agreement

                          CREDIT AGREEMENT dated as of

                    November 22, 2000, among NEW SAC, SEAGATE TECHNOLOGY INTERNATIONAL, SEAGATE TECHNOLOGY (US) HOLDINGS, INC., the LENDERS party hereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

         The parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Acquired Business" means all the assets of the Company and its subsidiaries other than the Designated Assets (as defined in the Purchase Agreement).

     "Acquisition" means (a) the purchase by the U.S. Borrower, Intermediate Holdings, HDD Holdings, Seagate SAN, Seagate Software (Cayman) Holdings, Seagate Removable Storage Solutions (Cayman) Holdings or Seagate Removable Storage Solutions (U.S.) Holdings, Inc., from the Company or SSH, as applicable, of all the outstanding capital stock of the Cayman Borrower (after giving effect to the Repurchase) and the other Sold Subsidiaries (as defined in the Purchase Agreement) other than Seagate Technology Investments, Inc., and (b) the merger of Investment Holdings with Seagate Technology Investments, Inc., with Investment Holdings being the surviving entity of such merger.

     "Acquisition Documents" means the Purchase Agreement, the Shareholders' Agreements, the Indemnification Agreement and the Side Letter.

     "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

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                                                                               2

     "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of his or her being an officer or director of such Person.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Alternative Currency" means any currency that is freely available, freely transferable and freely convertible into dollars and in which dealings in deposits are carried on in the New York, London or Tokyo interbank markets, provided that such currency is reasonably acceptable to the Administrative Agent and the applicable Issuing Bank.

     "Alternative Currency LC Exposure" means, at any time, the sum of (a) the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding Alternative Currency Letters of Credit at such time plus (b) the Dollar Equivalent of the aggregate principal amount of all LC Disbursements in respect of Alternative Currency Letters of Credit that have not yet been reimbursed at such time.

     "Alternative Currency Letter of Credit" means a Letter of Credit denominated in an Alternative Currency.

     "Applicable Margin" means, for any day (a) with respect to any Tranche B Term Loan, (i) 2.00% per annum, in the case of an ABR Loan, or (ii) 3.00% per annum, in the case of a Eurodollar Loan, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable margin per annum set forth below under the caption "ABR Spread",

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                                                                               3

"Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date, provided that until the delivery to the Administrative Agent, pursuant to Section 5.01(b), of Holdings's consolidated financial statements for Holdings's first fiscal quarter ending after the Effective Date, the "Applicable Margin" for purposes of clause (b) above shall be the applicable margin per annum set forth below in Category 1:

--------------------------------------------------------------------------------
                               ABR              Eurodollar      Commitment Fee
Leverage Ratio:               Spread              Spread             Rate
--------------------------------------------------------------------------------
      Category 1
  Equal to or greater         1.50%                2.50%             0.50%
   than 1.00 to 1.00
--------------------------------------------------------------------------------
      Category 2
Less than 1.00 to 1.00        1.25%                2.25%             0.50%
but equal to or greater
  than 0.50 to 1.00
--------------------------------------------------------------------------------
      Category 3
Less than 0.50 to 1.00        1.00%                2.00%             0.50%
but equal to or greater
  than 0.25 to 1.00
--------------------------------------------------------------------------------
      Category 4              0.75%                1.75%             0.50%
Less than 0.25 to 1.00
--------------------------------------------------------------------------------

     For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of Holdings's fiscal year based upon Holdings's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the first Business Day after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Leverage Ratio shall be deemed to be in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) at the option of the Administrative Agent or at the request of the Required Lenders if Holdings fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

     "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or

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                                                                               4

expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

     "Approved Cash Account Jurisdiction" means Singapore, Thailand, England or any other jurisdiction requested by the Cayman Borrower in which the Administrative Agent is satisfied that, taking into account all legal and practical considerations, (i) a first priority security interest can be created and perfected over a bank account or securities account created in such jurisdiction by the Cayman Borrower in favor of the Collateral Agent for the benefit of the Secured Parties and (ii) the Collateral Agent for the benefit of the Secured Parties will be able substantially to realize the benefits intended to be created by such security interest, provided that no jurisdiction shall be considered an Approved Cash Account Jurisdiction unless and until the Cayman Borrower has delivered to the Administrative Agent an opinion of counsel for such jurisdiction, in form and substance reasonably satisfactory to the Administrative Agent.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Attributable Equity Interest" means, for any Person:

     (a) with respect to HDD Holdings, the sum of (i) the product of (A) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings held by such Person, multiplied by (B) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Intermediate Holdings held directly by Holdings, multiplied by (C) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in HDD Holdings held directly by Intermediate Holdings, plus (ii) the product of (A) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Intermediate Holdings held directly by such Person multiplied by (B) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in HDD Holdings held directly by Intermediate Holdings, plus (iii) the product of (A) the

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                                                                               5

percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings held directly by such Person multiplied by (B) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in HDD Holdings held directly by Holdings, plus (iv) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in HDD Holdings held directly by such Person; and
     (b) with respect to Intermediate Holdings, the sum of (i) the product of
(A) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings held by such Person, multiplied by (B) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Intermediate Holdings held directly by Holdings, plus (ii) the percentage (expressed as a decimal) of the aggregate equity value represented by the issued and outstanding Equity Interests in Intermediate Holdings held directly by such Person.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrower Equity Interests" means shares of the capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in Holdings, either Borrower or any Subsidiary or any warrants, options or other rights to acquire such interests.

     "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

     "Borrowing Request" means a request by the Cayman Borrower or the U.S. Borrower for a Borrowing in accordance with Section 2.03.

     "Borrowers" means the Cayman Borrower and the U.S. Borrower.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude

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                                                                               6

any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "CacheVision" means CacheVision, Inc., a Delaware corporation.

     "Calculation Date" means (a) the last Business Day of each calendar month and (b) if on the last Business Day of any calendar week the total Revolving Exposures exceed 75% of the total Revolving Commitments (giving effect to any reductions in the Revolving Commitments scheduled to occur on such day), such Business Day.

     "CAM" shall mean the mechanism for the allocation and exchange of interests in the Loans, participations in Letters of Credit and collections thereunder established under Article X.

     "CAM Exchange" shall mean the exchange of the Lenders' interests provided for in Section 10.01.

     "CAM Exchange Date" shall mean the first date after the Effective Date on which there shall occur (a) any event described in paragraph (h) or (i) of
Section 7.01 with respect to either Borrower or (b) an acceleration of the maturity of Loans pursuant to Section 7.01.

     "CAM Percentage" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate Obligations owed to such Lender, (ii) the LC Exposure, if any, of such Lender, and (iii) the Swingline Exposure, if any, of such Lender, in each case immediately prior to the CAM Exchange Date, and (b) the denominator shall be the sum of (i) the aggregate Obligations owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders, in each case immediately prior to the CAM Exchange Date; provided that, for purposes of clause (a) above, the Obligations owed to the Swingline Lender will be deemed not to include any Swingline Loans except to the extent provided in clause (a)(iii) above.

     "Capital Expenditures" means, for any period, without duplication, (a) the additions to property, plant and equipment and other capital expenditures of Holdings and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of Holdings for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Holdings and its consolidated subsidiaries during such period, provided that the term "Capital Expenditures" (i) shall be net of landlord construction allowances,
(ii) shall not include expenditures

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                                                                               7

to the extent they are made with the proceeds of the issuance of Equity Interests of Holdings, either Borrower or any Subsidiary after the Effective Date, (iii) shall not include expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire properties useful in the business of Holdings, either Borrower or any of the Subsidiaries within 365 days of receipt of such proceeds, and (iv) shall not include the purchase price of equipment to the extent the consideration therefor consists of used or surplus equipment being traded in at such time or the proceeds of a concurrent sale of such used or surplus equipment, in each case in the ordinary course of business. For the purpose of calculating Capital Expenditures, (a) the capital expenditures and Capital Lease Obligations of the Excluded Subsidiaries shall be excluded and (b) any amounts expended in respect of an acquisition or other investment that is made pursuant to Section 6.04 (h) or (r) shall be deemed not to constitute Capital Expenditures to the extent such amounts reduce the available amounts under Section 6.04(h) or (r).

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Cash Accounts" means (a) the U.S. Cash Account as such term is defined in the U.S. Security Agreement, (b) the Custody Account as such term is defined in the U.S. Pledge Agreement and (c) bank accounts and securities accounts in the Cayman Islands and the Approved Cash Account Jurisdictions, provided that such bank accounts and securities accounts described in this clause (c) are subject to a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the applicable Security Document.

     "Cayman Borrower" means Seagate Technology International, an exempted limited liability company organized under the laws of the Cayman Islands.

     "Cayman Pledge Agreements" means the Equitable Share Mortgages, dated as of the Effective Date, substantially in the form of Exhibit D-2, between each Loan Party that owns Equity Interests of any Person organized under the laws of the Cayman Islands that would constitute Collateral if such Loan Party executed a Cayman Pledge Agreement and the Collateral Agent for the benefit of the Secured Parties.

     "Cayman Security Agreements" means the Deeds of Charge, dated as of the Effective Date, substantially in the form of Exhibit C-2, between each Loan Party that is incorporated or organized under the laws of the Cayman Islands or that owns Collateral located in the Cayman Islands and the Collateral Agent for the benefit of the Secured Parties.

     "Cayman Tranche A Term Loan" means a Loan made pursuant to clause (a) of
Section 2.01.

     "Cayman Tranche B Term Loan" means a Loan made pursuant to clause (c) of
Section 2.01.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (section) 9601 et seq.

     "Change in Control" means:

     (a) the acquisition of direct ownership, beneficially or of record, by any

Person other than HDD Holdings of any Equity Interest in the Cayman Borrower;

     (b) the acquisition of direct ownership, beneficially or of record, by any Person other than HDD Holdings of any Equity Interest in the U.S. Borrower;

     (c) at any time, with respect to Holdings:

     (i) the failure by the Permitted Holders collectively to own (and retain the right to vote), directly or indirectly, beneficially and of record, Equity Interests in Holdings representing at least 51% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests in Holdings; or

     (ii) the failure by TPG and SLP collectively to own (and retain the right to vote), directly or indirectly, beneficially and of record, Equity Interests in Holdings representing more than 40% of each of the

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                                                                               9

     aggregate ordinary voting power and the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings; or

     (iii) the failure by SLP and TPG collectively to have the ability to appoint the majority of the board of directors of Holdings;

     (d) prior to an IPO of HDD Holdings, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Intermediate Holdings of any Equity Interest in HDD Holdings;

     (e) prior to an IPO of Intermediate Holdings, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Holdings of any Equity Interest in Intermediate Holdings (other than the acquisition of Equity Interests in Intermediate Holdings by Permitted Optionholders pursuant to the exercise of Permitted Options);

     (f) after an IPO of Intermediate Holdings:

     (i) the failure by Holdings to own (and retain the right to vote), directly, beneficially and of record, Equity Interests in Intermediate Holdings representing more than 15% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Intermediate Holdings; or

     (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than TPG or SLP of Equity Interests representing a greater percentage of the aggregate ordinary voting power of Intermediate Holdings than the percentage of such voting power owned, directly, beneficially and of record, by Holdings;

     (g) after an IPO of HDD Holdings:

     (i) the failure by Intermediate Holdings to own (and retain the right to vote), directly, beneficially and of record, Equity Interests in HDD Holdings representing more than 15% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in HDD Holdings; or

     (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than TPG or SLP of Equity Interests representing a greater percentage of the aggregate ordinary voting power of HDD Holdings than the percentage of such voting power owned, directly, beneficially and of record, by Intermediate Holdings;

     (h) after an IPO of HDD Holdings or Intermediate Holdings:

     (i) the failure by (A) the Permitted Holders collectively to own an Attributable Equity Interest of at least 15% in each of HDD Holdings and Intermediate Holdings or (B) TPG and SLP collectively to own an Attributable Equity Interest of at least 10% in each of HDD Holdings and Intermediate Holdings; or

     (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of an Attributable Equity Interest in any of HDD Holdings or Intermediate Holdings, greater than the Attributable Equity Interest in HDD Holdings or Intermediate Holdings, as applicable, collectively held by TPG and SLP;

     (i) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings, HDD Holdings or Intermediate Holdings by Persons who were neither (i) nominated by at least 66-2/3% of the board of directors of Holdings, HDD Holdings or Intermediate Holdings, as applicable, nor (ii) appointed by a vote of 66-2/3% of directors so nominated; or

     (j) the occurrence of a "Change of Control", as defined in the Subordinated Debt Documents.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

     "Collateral Agent" means the "Collateral Agent", as defined in any applicable Security Document.

     "Collateral and Guarantee Requirement" means the requirement that:

     (a) on the Effective Date, the Administrative Agent shall have received from each Loan Party a counterpart of each of (i) the applicable Guarantee Agreement, (ii) in the case of any Loan Party that executes the U.S. Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement,
   (iii) in the case of any Loan Party that is a U.S. Loan Party or that owns any Equity Interests in any Person that is organized under the laws of the United States that would constitute Collateral if such Loan Party executed the U.S. Pledge Agreement, the U.S. Pledge Agreement, (iv) in the case of any Loan Party that is a U.S. Loan Party or that owns any Collateral located in the United States, the U.S. Security Agreement, (v) in the case of any Loan Party that owns any Equity Interests in a Person that is incorporated or organized under the laws of the Cayman Islands and that would constitute Collateral if such Loan Party executed a Cayman Pledge Agreement, a Cayman Pledge Agreement, (vi) in the case of any Loan Party that is incorporated or organized under the laws of the Cayman Islands or owns any Collateral located in the Cayman Islands, a Cayman Security Agreement, (vii) in the case of any Loan Party that is organized under the laws of Singapore or that owns any Collateral located in Singapore, the Singapore Security Agreement, (viii) in the case of any Loan Party that owns Equity Interests in a Person that is organized under the laws of Singapore and that would constitute Collateral if such Loan Party executed a Singapore Pledge Agreement, a Singapore Pledge Agreement, (ix) in the case of any Loan Party that is organized under the laws of Northern Ireland or that owns any Collateral located in Northern Ireland, a Northern Ireland Security Agreement, (x) in the case of any Loan Party that is organized under the laws of the Netherlands or that owns any Collateral located in the Netherlands, the Netherlands Security Agreement,
   (xi) in the case of any Loan Party that is organized under the laws of Scotland, or that owns any Collateral located in Scotland, the Scotland Security Agreement and (xii) in the case of any Loan Party that owns any Equity Interests in a Person organized under the laws of Scotland and that would constitute Collateral if such Loan Party executed the Scotland Pledge Agreement, the Scotland Pledge Agreement, and (xiii) in the case of Seagate Technology (Thailand) Limited, the Thai Mortgages, in each case duly executed and delivered on behalf of such Loan Party;

     (b) in the case of any Subsidiary created or acquired by Holdings, either Borrower or any Subsidiary after the Effective Date that is not a Foreign Subsidiary, such Subsidiary shall execute and deliver to the Administrative Agent a supplement to each of the U.S. Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and each applicable Security Document, in the form specified therein;

     (c) in the case of any Foreign Subsidiary created or acquired by Holdings, either Borrower or any Subsidiary after the Effective Date that gives a Guarantee of the Subordinated Debt, such Foreign Subsidiary shall execute and deliver to the Administrative Agent a supplement to or a counterpart of the applicable Guarantee Agreement, as applicable, and, if such Foreign Subsidiary executes the U.S. Guarantee Agreement, a supplement to the Indemnity, Subrogation and Contribution Agreement;

     (d) in the case of any Foreign Subsidiary created or acquired by Holdings, either Borrower or any Subsidiary after the Effective Date that (i) is organized under the laws of the Netherlands, Northern Ireland, Scotland, or Singapore, (ii) on the date on which such Foreign Subsidiary is created or acquired, would, on a pro forma basis after giving effect to such creation or acquisition and any related transfers of assets to such Foreign Subsidiary,
   (A) hold at least

   10% of the consolidated total assets of Holdings and its subsidiaries as reflected on Holdings's consolidated balance sheet (as adjusted to give effect to such creation or acquisition) as of the last day of the most recently ended fiscal quarter for which a balance sheet has been delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) or (B) account for at least 10% of Consolidated EBITDA for the four fiscal quarter period ended on such day as reflected in the certificate for such period (as adjusted to give effect to such creation or acquisition) delivered to the Administrative Agent pursuant to Section 5.01(c) or (iii) at the end of any fiscal quarter after the date on which such Foreign Subsidiary is created or acquired (A) hold at least 10% of the consolidated total assets of Holdings and its subsidiaries as reflected on Holdings's consolidated balance sheet (as adjusted to give effect to such creation or acquisition) for such date delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) or
   (B) accounts for at least 10% of Consolidated EBITDA for the four fiscal quarter period ended on such date as reflected in the certificate for such period (as adjusted to give effect to such creation or acquisition) delivered to the Administrative Agent pursuant to Section 5.01(c), such Foreign Subsidiary (if not organized under the laws of Malaysia) shall execute and deliver to the Administrative Agent (x) a supplement to or a counterpart of the applicable Guarantee Agreement, (y) if such Foreign Subsidiary executes the U.S. Guarantee Agreement, a supplement to the Indemnity, Subrogation and Contribution Agreement and (z) a counterpart of one or more security or pledge agreements or similar documents or instruments, which (as applicable) may include a Singapore Security Agreement, a Singapore Pledge Agreement, the Scotland Pledge Agreement, the Scotland Security Agreement, the Netherlands Security Agreement, a Northern Ireland Security Agreement or a Netherlands-law pledge agreement on terms substantially similar to those contained in the U.S. Pledge Agreement (collectively, a "Foreign Security Agreement"), that (1) create perfected Liens on substantially all tangible and intangible assets (including Equity Interests in other Subsidiaries of such Foreign Subsidiary), other than assets that the Administrative Agent has made a determination to exclude, prior to any other Lien on any of such assets (other than Liens expressly permitted to be prior to the Liens created by such a Foreign Security Agreement pursuant to Section 6.02), (2) provide rights and benefits to the Collateral Agent and the other Secured Parties with respect to such assets substantially identical to the rights and benefits provided by the U.S. Security Agreement and the U.S. Pledge Agreement (except as prohibited by applicable law) and
   (3) are otherwise in form and substance reasonably satisfactory to the Administrative Agent, in each case duly executed and delivered on behalf of such Loan Party;

     (e) in the case of a Foreign Subsidiary created or acquired by Holdings, either Borrower or any Subsidiary after the Effective Date to which neither the preceding clause (c) or (d) applies and that the Cayman Borrower designates as a Subsidiary Loan Party, such Foreign Subsidiary shall execute and deliver to the Administrative Agent a supplement to or counterpart of the applicable Guarantee Agreement, and, if such Foreign Subsidiary executes the U.S. Guarantee Agreement, a supplement to the Indemnity, Subrogation and Contribution Agreement (except as prohibited by applicable law);

     (f) all outstanding Equity Interests of each Borrower and each Subsidiary (except that, if such Subsidiary is (i) a Foreign Subsidiary identified on Schedule 1.01(b) and (ii) a direct or indirect subsidiary of the U.S. Borrower, shares of common stock of such Subsidiary to be pledged pursuant to the applicable Pledge Agreement may be limited to 65% of the outstanding common stock of such Subsidiary) owned directly by or directly on behalf of any Loan Party that is required hereunder to become party to any Pledge Agreement or Foreign Security Agreement shall have been pledged pursuant to the applicable Pledge Agreement and, unless the Administrative Agent shall otherwise agree (which agreement shall not be unreasonably withheld), the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

     (g) all Indebtedness of Holdings, each Borrower and each Subsidiary and each Excluded Subsidiary that is owing to any Loan Party that is required hereunder to become party to a Pledge Agreement or a Foreign Security Agreement shall be evidenced by a promissory note and shall have been pledged pursuant to the applicable Pledge Agreement and, unless the Administrative Agent shall otherwise agree (which agreement shall not be unreasonably withheld), the

   Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

     (h) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to (i) create the Liens intended to be created by the Security Documents and (ii) perfect such Liens to the extent required by, and with the priority required by, the applicable Security Document, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

     (i) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage in respect of a Mortgaged Property located in the United States or, if reasonably requested by the Administrative Agent and available on commercially reasonable terms, outside the United States as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, and
   (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

     (j) each Loan Party shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

     "Commitment" means a Revolving Commitment, Tranche A Commitment or Tranche B Commitment, or any combination thereof (as the context requires).

     "Company" means Seagate Technology, Inc., a Delaware corporation.

     "Consolidated Cash Interest Expense" means, for any period (subject to Section 1.05), the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings, the Borrowers and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Indebtedness of Holdings, either Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of
(i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest or dividends payable in kind for such period. For purposes of calculating Consolidated Cash Interest Expense, the interest expense (and other items referred to in the preceding sentence) of the Excluded Subsidiaries shall be excluded.

     "Consolidated EBITDA" means, for any period (subject to Section 1.05), Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) all extraordinary charges during such period,
(v) noncash expenses during such period resulting from (A) the grant of stock or stock options to management and employees of Holdings, either Borrower or any of the Subsidiaries or (B) the treatment of such options under variable plan accounting, (vi) the aggregate amount of deferred financing expenses for such period, (vii) all other noncash charges, noncash expenses or noncash losses of Holdings, either Borrower or any of the Subsidiaries for such period (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period), provided, however, that cash payments made in such period or in any future period (other than payments made under the terms of the Deferred Compensation Plans to, or for the benefit of, participants in such Deferred Compensation Plans) in respect of such noncash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made, (viii) any non-recurring fees, expenses or charges realized by Holdings, either Borrower or any of the Subsidiaries for such period related to any offering of Equity Interests or incurrence of Indebtedness permitted to be issued or incurred under Section 6.01 (whether or not successful) and fees, expenses and charges related to the Transactions and (ix) any charges for the portion of such period ended on or before June 27, 2003, that are associated with the restructuring of the manufacturing operations of the Borrowers and the Subsidiaries, provided that such charges shall not be in excess of $126,200,000 for the period of three fiscal years ending June 27, 2003, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) any extraordinary gains for such period, (ii) interest income for such period and
(iii) all noncash items increasing Consolidated Net Income for such period (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (a)(vii) above), all determined on a consolidated basis in accordance with GAAP. For purposes of calculating Consolidated EBITDA for any period, any payment made or received by Holdings, either Borrower or any of the Subsidiaries pursuant to the Indemnification Agreement (any such payment, an "Indemnification Payment") shall be treated in the manner in which the loss, cost, expense or payment that gave rise to such Indemnification Payment (the "Underlying Payment") would have been treated if such Underlying Payment had been made or received, as applicable, directly by or to Holdings, the Borrower or any of the Subsidiaries. For purposes of calculating the Leverage Ratio or the Net Leverage Ratio or the Fixed Charge Coverage Ratio as of any date, if Holdings, either Borrower or any consolidated Subsidiary has made any material Permitted Acquisition or material sale, transfer, lease or other disposition of assets outside of the ordinary course of business permitted by Section 6.05 during the period of four consecutive fiscal quarters ending on the date on which the most recent fiscal quarter ended, Consolidated EBITDA for the relevant period for testing compliance shall be calculated after giving pro forma effect thereto, as if such Permitted Acquisition or sale, transfer, lease or other disposition of assets outside of the ordinary course of business (and any related incurrence, repayment or assumption of Indebtedness with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of the relevant period for testing compliance. Any pro forma calculations pursuant to the immediately preceding sentence shall be determined in good faith by a Financial Officer of Holdings and may include adjustments (a) for all purposes under this Agreement, for operating expense reductions that would be permitted pursuant to Article XI of Regulation S-X under the Securities Act of 1933 or (b) for all purposes under this Agreement other than for purposes of determining whether any acquisition complies with clause (d) of the definition of the term Permitted Acquisition, to eliminate the actual, historical operating expenses attributable to any lease or other contract, any personnel or any facility as a direct result of the termination of such lease or other contract, the termination of such personnel or the closing of such facility, in each case only if such termination or closing has been effected within three months after a Permitted Acquisition in connection with such Permitted Acquisition, provided that Holdings's calculation of such adjustments is set forth in a certificate signed by a Financial Officer. For purposes of calculating Consolidated EBITDA, the Excluded Subsidiaries shall be disregarded (except to the extent of the amount of dividends or other distributions actually paid by the Excluded Subsidiaries to Holdings, either Borrower or any of the consolidated Subsidiaries).

     "Consolidated Fixed Charges" means, for any period (subject to Section 1.05), the sum of (a) Consolidated Cash Interest Expense for such period and (b) Capital Expenditures for such period. For purposes of calculating compliance with Section 6.13 as of any date, if Holdings, either Borrower or any consolidated Subsidiary has made any material Permitted Acquisition or material sale, transfer, lease or other disposition of assets outside of the ordinary course of business permitted by Section 6.05 during the period of four consecutive fiscal quarters ending on the date on which the most recent fiscal quarter ended, Consolidated Fixed Charges for the relevant period for testing compliance shall be calculated after giving pro forma effect thereto, as if such Permitted Acquisition or sale, transfer, lease or other disposition of assets outside of the ordinary course of business (and any related incurrence, repayment or assumption of Indebtedness with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of the relevant period for testing compliance.

     "Consolidated Net Cash Interest Expense" means, for any period (subject to
Section 1.05), the excess of (a) Consolidated Cash Interest Expense for such period minus

(b) cash interest income of Holdings, the Borrowers and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. For purposes of calculating Consolidated Net Cash Interest Expense, the Excluded Subsidiaries shall be excluded.

     "Consolidated Net Income" means, for any period, the net income or loss of Holdings, the Borrowers and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded from such net income or loss (a) the income of any Person (that is not a consolidated Subsidiary) in which any other Person (other than Holdings, either Borrower or any consolidated Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings, either Borrower or any of the consolidated Subsidiaries by such Person during such period, (b) the income or loss of any Person accrued prior to the date on which it becomes a Subsidiary or is merged into or consolidated with Holdings, either Borrower or any consolidated Subsidiary or the date on which such Person's assets are acquired by Holdings, either Borrower or any consolidated Subsidiary, (c) the income or loss of the Excluded Subsidiaries (except to the extent of the amount of dividends or other distributions actually paid by the Excluded Subsidiaries to Holdings, either Borrower or any of the consolidated Subsidiaries during such period) and (d) minority interest expense attributable to HDD Holdings or Intermediate Holdings as a result of a Permitted HDD Holdings Equity Sale or a Permitted Intermediate Holdings Equity Sale.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

     "Convertible Securities" has the meaning assigned to such term in the definition of the term Distributable Liquidity Event Proceeds.

     "Core Loan Party" means Holdings, each Borrower and any Subsidiary Loan Party that executes a Guarantee Agreement and is organized under the laws of (i) the United States of America or any State thereof or the District of Columbia,
(ii) the Cayman Islands, (iii) any jurisdiction listed on Schedule 1.02 hereto or (iv) any other jurisdiction requested by the Cayman Borrower in which the

Administrative Agent is satisfied that, taking into account all legal and practical considerations, the Collateral Agent for the benefit of the Lenders will be able substantially to realize the benefits intended to be created by such Subsidiary's Guarantee of the Obligations and any Collateral pledged in connection therewith, provided that any Subsidiary Loan Party organized under the laws of any jurisdiction other than the United States, the Cayman Islands, Northern Ireland, Scotland, Singapore or another jurisdiction in respect of which the Cayman Borrower has previously complied with the requirement of this proviso shall not be considered a Core Loan Party unless and until the Cayman Borrower has delivered to the Administrative Agent an opinion of counsel for such jurisdiction, in form and substance reasonably satisfactory to the Administrative Agent, substantially in the form of Exhibit B-9 (with such modifications thereto as are reasonably acceptable to the Administrative Agent). For the avoidance of doubt, any Person organized in any of the jurisdictions described in clauses (i) through (iv) of the previous sentence that is not a Loan Party is not a Core Loan Party.

     "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Deferred Compensation Plans" means (i) the deferred compensation plan dated as of November 22, 2000, of HDD Holdings (as amended, waived, supplemented or otherwise modified from time to time), (ii) the deferred compensation plan dated as of November 22, 2000, of Tape Holdings (as amended, waived, supplemented or otherwise modified from time to time), (iii) the deferred compensation plan dated as of November 22, 2000, of Seagate SAN (as amended, waived, supplemented or otherwise modified from time to time), (iv) any other plan established in lieu of, or to renew or replace, in whole or in part, any plan referred to in clause (i), (ii) or (iii) above or this clause (iv) and any other similar plan the purpose or effect of which is to provide to the participants therein substantially the economic equivalent of an equity participation in Holdings or any of its subsidiaries in lieu of such an equity participation or to provide the participants therein the benefits to which they are entitled on the Effective Date under the plans described in clauses (i),
(ii), or (iii) above or this clause (iv) and (v) any Guarantee by Holdings or any of its subsidiaries of any obligation under any Deferred Compensation Plan referred to in clause (i), (ii), (iii) or (iv) above.

     "Denmark Holdings" means Seagate Technology (Denmark) ApS, an anpartsselskab organized under the laws of Denmark.

     "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

     "Distributable Liquidity Event Proceeds" means

     (a) with respect to a Permitted Liquidity Event that is a sale of Equity Interests in Intermediate Holdings or HDD Holdings, the Net Proceeds and the Net Public Equity Proceeds received by Holdings or Intermediate Holdings (without duplication), as applicable, of such Permitted Liquidity Event;

     (b) with respect to a Permitted Liquidity Event referred to in subclause
(ii) of each of clauses (a) and (b) of the definition of the term Permitted Liquidity Event in respect of Intermediate Holdings or HDD Holdings, the Publicly Traded Equity Securities held by Holdings, either Borrower or any Subsidiary (other than a Permitted Spinoff Subsidiary or any subsidiary thereof) in Intermediate Holdings or HDD Holdings, as applicable, excluding a portion of such Publicly Traded Equity Securities having a fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings, provided that the fair market value of any Publicly Traded Equity Securities referred to in clause (b) of the definition of the term Publicly Traded Equity Securities ("Convertible Securities") shall be equal to the fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings) of the Publicly Traded Equity Securities that would be issued upon the conversion of such Convertible Securities) equal to the sum of all amounts referred to in clauses (i), (ii) and (iii) of the definition of the term Net Public Equity Proceeds that would be payable in connection with such Permitted Liquidity Event.

     (c) with respect to a Permitted Liquidity Event in respect of an Investment Business (including any Permitted Liquidity Event referred to in subclause (i) of clause (f) of the definition of the term Permitted Liquidity Event) or a Permitted Spinoff Subsidiary (other than a Liquidity Event referred to in subclause (iv) of each of clauses (c), (d) and (e) and subclause (ii) of clause
(f) of the definition of the term Permitted Liquidity Event), (i) an amount in cash equal to the positive difference (if any) between (A) the Net Proceeds of such Permitted Liquidity Event received by Holdings, either Borrower or any Subsidiary

(other than a Permitted Spinoff Subsidiary) and (B) the Historical Investment in such Investment Business or such Permitted Spinoff Subsidiary, as applicable, to the extent that such positive difference has not been reinvested pursuant to
Section 6.04(r), (s) or (t) and (ii) the Net Public Equity Proceeds of such Permitted Liquidity Event received by Holdings, either Borrower or any Subsidiary (other than a Permitted Spinoff Subsidiary), excluding a portion of such Net Public Equity Proceeds having a fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings) equal to the positive difference (if any) between (A) the Historical Investment in such Investment Business or such Permitted Spinoff Subsidiary, as applicable, and (B) the amount referred to in clause (i)(A) above, provided that the Distributable Liquidity Event Proceeds with respect to any Permitted Liquidity Event for any Rollover Investment shall be deemed to be none unless and until the Historical Investment in each Investment Business that is an Original Investment with respect to such Rollover Investment has been returned in full to Holdings, the Borrowers or the Subsidiaries; and

     (d) with respect to a Permitted Liquidity Event referred to in subclause
(iv) of each of clauses (c), (d) and (e) and subclause (ii) of clause (f) of the definition of the term Permitted Liquidity Event in respect of an Investment Business or a Permitted Spinoff Subsidiary, the Publicly Traded Equity Securities held by Holdings, either Borrower or any Subsidiary (other than a Permitted Spinoff Subsidiary or any subsidiary thereof) in such Investment Business or Permitted Spinoff Subsidiary, excluding a portion of such Publicly Traded Equity Securities having a fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings, provided that the fair market value of any Convertible Securities shall be equal to the fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings) of the Publicly Traded Equity Securities that would be issued upon the conversion of such Convertible Securities) equal to the sum of
(i) the Historical Investment in such Investment Business or such Permitted Spinoff Subsidiary, as applicable, and (ii) the sum of all amounts referred to in clauses (i), (ii) and (iii) of the definition of the term Net Public Equity Proceeds that would be payable in connection with such Permitted Liquidity Event, provided that the Distributable Liquidity Event Proceeds with respect to any such Permitted Liquidity Event for any Rollover Investment shall be deemed to be none unless and until the Historical Investment in each Investment Business that is an Original Investment with respect to such Rollover Investment has been returned in full to Holdings, the Borrowers or the Subsidiaries.

     Notwithstanding anything in paragraphs (c) and (d) to the contrary, to the extent that the Distributable Liquidity Event Proceeds of any Permitted Liquidity Event in respect of any Person have been reduced by the amount (the "Returned Historical Amount") of the Historical Investment in such Person arising from any investments in such Person outstanding immediately prior to such Permitted Liquidity Event (the "Returned Investments"), the Distributable Liquidity Event Proceeds of any future Permitted Liquidity Event in respect of such Person shall not be required to be reduced by the Returned Historical Amount in respect of such Returned Investments (it being understood that (i) any portion of the Historical Investment in such Person other than the portion that constitutes the Returned Historical Amount of Returned Investments shall reduce the Distributable Liquidity Event Proceeds of a future Permitted Liquidity Event with respect to such Person in accordance with paragraphs (c) and (d) above and
(ii) any Returned Historical Amount that is invested in any Person pursuant to
Section 6.04(r), (s) or (t) shall increase the Historical Investment in such Person by such amount).

     "Documentation Agents" means Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation, and The Bank of Nova Scotia.

     "dollars" or "$" refers to lawful money of the United States of America.

     "Dollar Equivalent" means, on any date of determination, (a) for the purposes of determining compliance with Article VI or the existence of an Event of Default under Article VII, with respect to any amount denominated in a currency other than dollars, the equivalent in dollars of such amount, determined in good faith by the Borrower in a manner consistent with the way such amount is or would be reflected on Holdings's audited consolidated financial statements for the fiscal year in which such determination is made, and (b) for the purposes of Article II, with respect to any amount denominated in an Alternative Currency, the equivalent in dollars of such amount, determined by the Administrative Agent pursuant to Section 1.06(a) using the applicable Exchange Rate with respect to such Alternative Currency.

     "E2 Open" means e2open.com LLC, a Delaware limited liability company.

     "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating to the environment, preservation or reclamation of natural resources or the presence, management, Release or threatened Release of any Hazardous Material.

     "Environmental Liability" means any liabilities, obligations, damages, claims, actions, suits, judgements or orders, contingent or otherwise (including any costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of Holdings, the Borrower or any Subsidiary resulting from or relating to (a) the non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Equity Contribution" means the contribution by the Investors and certain continuing members of management as common equity in the form of (a) not less than $1,100,000,000 (less the dollar amount of the Equity Rollover and the Management Loans) in cash, of which not less than $350,000,000 will be contributed by SLP, to Holdings and (b) the obligation of continuing management of HDD Holdings, Seagate SAN and Tape Holdings pursuant to the Rollover Agreements to make cash payments as equity to Holdings on the Effective Date in an aggregate amount equal to the aggregate principal amount of the Management Loans.

     "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

     "Equity Rollover" means the investment of not less than $150,000,000 and not more than $250,000,000 in Holdings and the other Loan Parties by the continuing management of HDD Holdings, Tape Holdings and Seagate SAN or either Borrower by means of the surrender on the Effective Date of Equity Interests, or options, warrants or other rights to acquire Equity Interests, in the Company or any of its subsidiaries in exchange for Equity Interests, or options, warrants or other rights to acquire Equity Interests, in Holdings or rights under one or more Deferred Compensation Plans.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by either Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by either Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (f) the incurrence by either Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by either Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from either Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VII.

     "Excess Cash Flow" means, for any fiscal year, the sum (without duplication) of:

     (a) Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

     (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such fiscal year; plus

     (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues of Holdings, the Borrowers and the consolidated Subsidiaries increased during such fiscal year; minus

     (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues of Holdings, the Borrowers and the consolidated Subsidiaries decreased during such fiscal year; minus

     (e) Capital Expenditures for such fiscal year (except (i) to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness or (ii) Capital Expenditures made pursuant to the first proviso of Section 2.11(c)); minus

     (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrowers and the consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.11(a), 2.11(c), (d) or
   (e) and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness; minus

     (g) the aggregate amount of all prepayments of Revolving Loans made during such period to the extent accompanying reductions of the total Revolving Commitments; minus

     (h) the aggregate amount of Restricted Payments permitted under Section
   6.08 (other than

   Section 6.08(a)(v)) made during such period in cash; minus

     (i) the aggregate amount of investments permitted under Section 6.04(h),
   (r), (s), (t) or (to the extent not reflected as a reduction in Consolidated Net Income) (u) made during such period in cash (except to the extent financed by incurring Long-Term Indebtedness or made pursuant to the first proviso of Section 2.11(c) or made using the proceeds of any sale of assets referred to in Section 6.05(c) or (h)).

     For the purpose of calculating Excess Cash Flow, all amounts referred to in clauses (a) through (h) above attributable to the Excluded Subsidiaries shall be excluded.

     "Exchange Rate" means, on any day, with respect to any Alternative Currency, the rate at which such Alternative Currency may be exchanged into dollars, as set forth at approximately 11:00 a.m., New York City time, on such day on the applicable Reuters World Spot Page. In the event that any such rate does not appear on any Reuters World Spot Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates reasonably selected by the Administrative Agent in consultation with the Cayman Borrower for such purpose or, at the discretion of the Administrative Agent in consultation with the Cayman Borrower, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Alternative Currency are then being conducted, at or about 10:00 a.m., local time, on such day for the purchase of the applicable Alternative Currency for delivery two Business Days later, provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

     "Excluded Subsidiaries" means each Investment Business that is a subsidiary of Holdings.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) doing business, income or franchise taxes (i) imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) as a result of a present or former connection between such recipient and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender's, Issuing Bank's or any other recipient's having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Cayman Borrower under Section 2.19(b)), any withholding tax (other than a withholding tax levied upon any amounts payable to such Foreign Lender in respect of any interest in any Loan acquired by such Foreign Lender pursuant to the CAM Exchange) that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e).

     "Existing Letter of Credit" means each letter of credit previously issued for the account of, or guaranteed by, either Borrower or a Subsidiary that (a) is outstanding on the Effective Date and (b) is listed on Schedule 2.05(a).

     "Existing Notes" means the Company's 7.125% Senior Notes due 2004, 7.37% Senior Notes due 2007, 7.875% Senior Debentures due 2017 and 7.45% Senior Debentures due 2037.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of Holdings or the applicable Borrower.

     "Financing Transactions" means (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, (b) the execution, delivery and performance by each Loan Party of the Subordinated Debt Documents to which it is to be a party, the issuance of the Subordinated Debt and the use of the proceeds thereof and the Equity Contribution and the Equity Rollover.

  "Fixed Charge Coverage Ratio" has the meaning assigned to such term in
Section 6.13.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than (a) the United States of America, any State thereof or the District of Columbia or (b) the jurisdiction in which the applicable Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "Foreign Security Agreement" has the meaning assigned to such term in paragraph (d) of the definition of the term "Collateral and Guarantee Requirement".

     "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than (a) the United States of America or any State thereof or the District of Columbia or (b) the Cayman Islands.

     "Foreign Subsidiary Guarantee Agreement" means an agreement between any Foreign Subsidiary and the Collateral Agent that (x) provides a Guarantee of the Obligations by such Foreign Subsidiary in favor of, and other rights and benefits to, the Collateral Agent and the other Secured Parties substantially identical to the Guarantee of the Obligations and the other rights and benefits provided by the U.S. Guarantee Agreement (except as prohibited by applicable law) and (y) is otherwise in form and substance reasonably satisfactory to the Administrative Agent.

     "Funded Indebtedness" means as of any date, (a) the aggregate principal amount of Indebtedness of Holdings, the Borrowers and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, and (b) without duplication, the aggregate amount of any Guarantee by Holdings, either Borrower or any Subsidiary of any such Indebtedness of any other Person.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

     "Guarantee Agreements" means (a) with respect to each U.S. Loan Party, each Loan Party organized under the laws of the Cayman Islands and each other Loan Party reasonably designated by the Administrative Agent, the U.S. Guarantee Agreement and (b) with respect to each other Loan Party, a Foreign Subsidiary Guarantee Agreement.

     "Hazardous Materials" means all explosive, radioactive, hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under Section 101(14) of CERCLA.

     "HDD Holdings" means Seagate Technology HDD Holdings, an exempted limited liability company existing and organized under the laws of the Cayman Islands.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Historical Investment" means, on any date of determination, with respect to any Person, the sum of (a) the aggregate amount of all equity investments (whether in the form of capital contributions or otherwise) made at any time prior to such date (including the portion, if any, of the consideration paid by Holdings and its subsidiaries in respect of the Transactions allocated to the purchase of such Person) by Holdings, the Borrowers and the Subsidiaries (other than a Subsidiary that is a subsidiary of such Person) in such Person that remain outstanding on such date and (b) the aggregate amount of (i) Indebtedness owed by such Person to, and (ii) Indebtedness of such Person and other obligations of such Person for the payment of money subject to a Guarantee by, Holdings, the Borrowers and the Subsidiaries (other than Subsidiaries that are subsidiaries of such Person) on such date, it being understood that, except as otherwise provided in the last sentence of this definition, (A) the amount of any investment not made in cash or tangible property in any Person shall be determined in good faith by Holdings and shall take into account the valuation of such investment implied by the percentage equity stake in such Person issued in connection with any investment in such Person made in cash or tangible property and (B) the Historical Investment as of the Effective Date in each Investment Business and Permitted Spinoff Subsidiary shall be deemed to be the amount specified for such Investment Business or Permitted Spinoff Subsidiary on
Schedule 6.04(r)(B). In the case of one or more Investment Businesses (each, a "Rollover Investment") the Equity Interests of which have been acquired in whole or in part using the proceeds (the "Rollover Proceeds") of the disposition of
(a) Equity Interests or assets of another Investment Business or (b) other assets received as the consideration for any disposition referred to in clause
(a) above or in this clause (b) (an "Original Investment"), the portion of the Historical Investment in each such Rollover Investment attributable to the investment of Rollover Proceeds shall be calculated so that, as of any date, the amount of the aggregate Net Proceeds and Net Public Equity Proceeds received upon the occurrence of Permitted Liquidity Events on or prior to such date with respect to all such Rollover Investments that constitute Distributable Liquidity Event Proceeds shall not exceed (or be required to be less than) the amount of Net Proceeds and Net Public Equity Proceeds that would constitute Distributable Liquidity Event Proceeds if Holdings had received the same amount of Net Proceeds and Net Public Equity Proceeds as a result of a Permitted Liquidity Event with respect to such Original Investment occurring on such date. Notwithstanding the foregoing, (i) the portion of the Historical Investment in any Investment Business attributable to the investment in such Investment Business of all or any portion of the Net Proceeds from the sale of Equity Interests in GlobeSpan, Inc. that were held by Investment Holdings on the Effective Date shall be deemed to be the amount of such Net Proceeds and (ii) in the event that Holdings or Intermediate Holdings is required to make any loan, capital contribution or other payment to SAN Holdings or Tape Holdings solely for the purpose of permitting a Permitted Liquidity Event Distribution to participants in a Deferred Compensation Plan, the Historical Investment in SAN Holdings or Tape Holdings, as applicable, shall not be increased by the amount of such loan, capital contribution or other payment.

     "Holdings" means New SAC, an exempted limited liability company incorporated and existing under the laws of the Cayman Islands.

     "Hutchinson Settlement" means the settlement of a patent interference action with Hutchinson Technology relating to certain patent applications held by Seagate Technology LLC with respect to flexure-based microactuators and certain patents and patent applications held by Seagate Technology LLC with respect to flexures (the "Transferred Patents"), which settlement will involve the transfer of the Transferred Patents to Hutchinson Technology in exchange for
(i) a royalty free license from Hutchinson Technology of their patents with respect to this technology and (ii) royalties from licenses by Hutchinson Technology of the Transferred Patents, together with a cross-license between Seagate Technology LLC and Hutchinson Technology with respect to interconnect circuitry patents.

     "Hutchinson Technology" means Hutchinson Technology Incorporated.

     "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding anything to the contrary in this paragraph, the term "Indebtedness" shall not include (a) obligations under Hedging Agreements, (b) agreements providing for indemnification, purchase price adjustments or similar obligations incurred or assumed in connection with the acquisition or disposition of assets or stock or (c) liabilities incurred under the Deferred Compensation Plans.

     "Indemnification Agreement" means the indemnification agreement dated as of March 29, 2000, among Holdings, the Company and Veritas, inter alia, in connection with the Acquisition, as amended on August 29, 2000, and October 18, 2000.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit E, among the

Borrowers, the Subsidiary Loan Parties and the Collateral Agent.

     "Information Memorandum" means the Confidential Information Memorandum dated July 24, 2000, relating to the Cayman Borrower and the Transactions.

     "Interest Election Request" means a request by the applicable Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with
Section 2.07.

     "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

     "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or 9 or 12 months if consented to by all the applicable Lenders) thereafter, as the applicable Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Intermediate Holdings" means Seagate Technology Holdings, an exempted limited liability company incorporated and existing under the laws of the Cayman Islands.

     "Investment Business" means Iolon, Inc., a Delaware corporation, CacheVision, E2 Open, any other Person identified on Schedule 6.04(r)(A) and any other Person in which Investment Holdings acquires Equity Interests after the Effective Date, provided that the acquisition of such Equity Interests constitutes a Strategic Investment permitted under Section 6.04(r).

     "Investment Holdings" means Seagate Technology Investment Holdings LLC, a Delaware limited liability company.

     "Investors" means SLP, TPG, August Capital, Chase Capital Partners, Goldman Sachs Capital Partners III, L.L.C. and Integral Capital Partners.

     "IPO" means, with respect to any Person, a bona fide underwritten initial public offering of voting common stock of such Person in which at least 10% of the aggregate voting common stock of such Person (calculated on a fully diluted basis after giving effect to all options to acquire voting common stock of such Person, then outstanding, regardless of whether such options are then currently exercisable), is issued to Persons other than the Investors, Holdings and their respective Affiliates (including all directors, officers and employees of Holdings, either Borrower and any Subsidiary).

     "Issuing Bank" means, as the context may require, (a) The Chase Manhattan Bank, with respect to Letters of Credit issued by it, (b) any other Revolving Lender that becomes an Issuing Bank pursuant to Section 2.05(l), with respect to Letters of Credit issued by it, and (c) any Revolving Lender that has issued an Existing Letter of Credit, with respect to such Existing Letter of Credit and, in each case, its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Letters of Credit denominated in dollars at such time plus (b) the aggregate amount of all LC Disbursements that were made in dollars and that have not yet been reimbursed by or on behalf of the Cayman Borrower at such time plus (c) the Alternative Currency LC Exposure at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Lender Affiliate" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) an entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

     "Letter of Credit" means any letter of credit (including each Existing Letter of Credit) issued pursuant to this Agreement.

     "Leverage Ratio" means, on any date, the ratio of Funded Indebtedness on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended prior to such date).

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" means this Agreement, the Guarantee Agreements, the Indemnity, Subrogation and Contribution Agreement, the Security Documents and the Promissory Notes.

     "Loan Parties" means Holdings, the Borrowers and the Subsidiary Loan
Parties.

     "Loans" means the loans made by the Lenders to either Borrower pursuant to this Agreement.

     "Long-Term Indebtedness" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

     "Management Loans" means the loans by the Cayman Borrower made pursuant to
Section 6.04(x) in an aggregate principal amount not to exceed $10,000,000 to certain continuing members of management on the Effective Date.

     "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, properties or financial condition of Holdings, the Borrowers and the Subsidiaries, taken as a whole, (b) the ability of the Loan Parties to perform their obligations under the Loan Documents or (c) any material rights of or benefits available to the Lenders under the Loan Documents.

     "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrowers and the Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, a Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, such Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

     "Moody's" means Moody's Investors Service, Inc.

     "Moribund Subsidiary" means a Subsidiary listed on Schedule 1.01(c), provided that (a) such Subsidiary has begun a dissolution, liquidation, winding up or similar process before or within 180 days after the Effective Date, and such Subsidiary is actively and in good faith pursuing the completion of such dissolution, liquidation, winding up or similar process, (b) such Subsidiary has no business or operations and conducts no activities other than those activities reasonably necessary to the dissolution of such Subsidiary, (c) such Subsidiary does not incur any Indebtedness or other liabilities (other than reasonable fees of attorneys and accountants and other de minimis fees in connection with such dissolution, liquidation, winding up or similar process) after the Effective Date and (d) the Moribund Subsidiaries as a group shall not have more than $5,000,000 in assets. Notwithstanding anything to the contrary in the preceding sentence, Seagate Technology Media Mexico S.A. de C.V. ("STMM") shall be a Moribund Subsidiary provided that (a) STMM conducts no business, operations or activities other than those necessary to complete the liquidation thereof, (b) STMM does not own any assets other than those assets owned by it on the Effective Date and (c) STMM and the Borrowers use their best efforts to complete the liquidation of STMM as soon as reasonably practicable, and, in any event, such liquidation is completed on or prior to the third anniversary of the Effective Date.

     "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

     "Mortgaged Property" means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 1.01, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

     "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Netherlands Holdings" means Seagate Technology (Netherlands) BV.

     "Netherlands Security Agreement" means the Security Agreement, dated as of the Effective Date, substantially in the form of Exhibit C-5, among the Borrowers, Holdings, the Subsidiary Loan Parties that are organized under the laws of the Netherlands or that own Collateral located in the Netherlands and the Collateral Agent for the benefit of the Secured Parties.

     "Net Leverage Ratio" means, on any date, the ratio of (a) the excess of (i) Funded Indebtedness as of such date over (ii) the sum of (A) the amount of cash held by Holdings, either Borrower or any Subsidiary (other than cash held by the Excluded Subsidiaries), provided that in the case of any Subsidiary that is not a Core Loan Party and in which Holdings does not directly or indirectly hold 100% of the outstanding Equity Interests as of such date, the amount of cash held by such Subsidiary shall be deemed to be equal to the product of (1) the actual amount of cash held by such Subsidiary on such date and (2) the percentage of such Subsidiary's total outstanding Equity Interests held by Holdings, the Borrowers and the Subsidiaries on such date and (B) the carrying value of Permitted Investments reflected as cash or short-term investments on Holdings's consolidated balance sheet on such date (other than Permitted Investments held by the Excluded Subsidiaries), provided that in the case of any Subsidiary that is not a Core Loan Party and in which Holdings does not directly or indirectly hold 100% of the outstanding Equity Interests, the carrying value of the Permitted Investments held by such Subsidiary shall be deemed to be the product of (1) the actual carrying value of the Permitted Investments held by such Subsidiary on such date and (2) the percentage of such Subsidiary's total outstanding Equity Interests held by Holdings on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended prior to such date).

     "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty or other insured damage, insurance proceeds in excess of $1,000,000, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments in excess of $1,000,000, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses (including underwriting discounts and commissions and collection expenses) paid or payable by Holdings, the Borrowers and the Subsidiaries to third parties in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by Holdings, the Borrowers and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrowers and the Subsidiaries plus the amount of all distributions that Holdings would be permitted to effect pursuant to Section 6.08(a)(vii) and the amount of any reserves established by Holdings, the Borrowers and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of Holdings).

     "Net Public Equity Proceeds" means, with respect to any event, the Publicly Traded Equity Securities received in respect of such event, excluding a portion of such Publicly Traded Equity Securities having a fair market value (as determined reasonably and in good faith by the chief financial officer of Holdings) equal to the sum of (i) all reasonable fees and out-of-pocket expenses (including underwriting discounts and commissions and collection expenses) paid or payable by Holdings, the Borrowers and the Subsidiaries to third parties in connection with such event, (ii) the amount of all payments required to be made by Holdings, the Borrowers and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrowers and the Subsidiaries plus the amount of all distributions that Holdings would be permitted to effect pursuant to Section 6.08(a)(vii) and the amount of any reserves established by Holdings, the Borrowers and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of Holdings).

     "Net Working Capital" means, at any date, (a) the consolidated current assets and non-current deferred income tax assets of Holdings, the Borrowers and their consolidated subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities and non-current deferred income tax liabilities of Holdings, the Borrowers and their consolidated subsidiaries as of such date (excluding current liabilities that constitute Indebtedness and current liabilities incurred under the Deferred Compensation Plans). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative. For the purpose of calculating Net Working Capital, the assets and liabilities of the Excluded Subsidiaries shall be excluded.

     "Northern Ireland Security Agreement" means the Floating Debenture and Guarantee Mortgage, substantially in the form of Exhibit C-4, dated as of the Effective Date between the Loan Parties that are organized under the laws of Northern Ireland or that own Collateral located in Northern Ireland and the Collateral Agent for the benefit of the Secured Parties.

     "Obligations" has the meaning assigned to such term in the U.S. Security Agreement.

     "Original Investment" has the meaning assigned to such term in the definition of the term Historical Investment.

     "Other Taxes" means any and all current or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

     "Outside Letter of Credit" means each letter of credit previously issued for the account of, or guaranteed by, a Borrower or a Subsidiary that (a) is outstanding on the Effective Date and (b) is listed on Schedule 2.05(b).

     "Participant" has the meaning assigned to such term in Section 9.04(e).

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Perfection Certificate" means a certificate in the form of Annex 1 to the U.S. Security Agreement or any other form approved by the Cayman Borrower and the Administrative Agent.

     "Permitted Acquisition" means any acquisition (whether by purchase, merger, consolidation or otherwise) by the Borrower or any consolidated Subsidiary of all or substantially all the assets of, or at least 90% of the Equity Interests in, a Person or division or line of business of a Person not preceded by an unsolicited tender offer for such Person if, at the time of and immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) the principal business of such Person is reasonably related to a business in which the Borrowers and the Subsidiaries were engaged on the Effective Date, (c) each Subsidiary formed for the purpose of or resulting from such acquisition shall be a Core Loan Party and all of the Equity Interests of such Core Loan Party are owned directly by a Borrower or a consolidated Core Loan Party and all actions required to be taken with respect to such acquired or newly formed Core Loan Party under Sections 5.12 and 5.13 shall have been taken, (d) Holdings, the Borrowers and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition (giving effect to any reductions in operating expenses permitted to be included for this purpose in the calculation set forth in the definition of the term Consolidated EBITDA), with the covenants contained in Sections 6.12, 6.13 and 6.14 recomputed as at the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and (e) Holdings has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (a), (b), (c) and (d) above, together with all relevant financial information for the Person or assets to be acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (d) above.

     "Permitted Encumbrances" means:

     (a) Liens imposed by law for taxes or other governmental charges that are not yet due or are being contested in compliance with Section 5.05;

     (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

     (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

     (d) Liens (other than Liens on Collateral other than cash) to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 7.01;

     (f) easements, zoning restrictions, licenses, reservations, covenants, utility easements, building restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business and minor defects or irregularities in title that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Holdings, either Borrower or any Subsidiary;

     (g) any interest or title of a lessor under any lease permitted by this Agreement;

     (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

     (i) leases or subleases granted to other Persons and not interfering in any material respect with the business of Holdings, either Borrower and the Subsidiaries, taken as a whole; and

     (j) licenses of intellectual property granted in the ordinary course of business;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

     "Permitted HDD Holdings Equity Sales" means (a) the issuance and sale by HDD Holdings of Equity Interests in HDD Holdings pursuant to an IPO of HDD Holdings and, subsequent to an IPO of HDD Holdings, pursuant to any other offering, provided that the Net Proceeds from such issuance and sale are retained by HDD Holdings or its subsidiaries to fund the operations of businesses permitted by Section 6.03(b), or (b) subsequent to an IPO of HDD Holdings, the sale for cash or Publicly Traded Equity Securities by Intermediate Holdings of Equity Interests in HDD Holdings held by Intermediate Holdings to any Person (other than Holdings, any of its subsidiaries or Affiliates or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries), provided, in each case, that a Permitted Intermediate Holdings Equity Sale has not occurred.

     "Permitted Holders" means the Investors and any officer or member of the Board of Directors of Holdings, a Borrower or any Subsidiary who owns Equity Interests of Holdings on the Effective Date.

     "Permitted Intermediate Holdings Equity Sales" means (a) the issuance and sale by Intermediate Holdings of Equity Interests in Intermediate Holdings pursuant to an IPO of Intermediate Holdings and, subsequent to an IPO of Intermediate Holdings, pursuant to any other offering, provided that the Net Proceeds from such issuance and sale are retained by Intermediate Holdings or its subsidiaries to fund the operations of businesses permitted by Section 6.03(b), or (b) subsequent to an IPO of Intermediate Holdings, the sale for cash or Publicly Traded Equity Securities by Holdings of Equity Interests in Intermediate Holdings held by Holdings to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries), provided, in each case, that a Permitted HDD Holdings Equity Sale has not occurred.

     "Permitted Investments" means:

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

     (b) investments in commercial paper maturing not more than one year after the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody's;

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than one year after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts and overnight bank deposits issued or offered by, any commercial bank organized under the laws of the United States of America or any State thereof or any foreign country recognized by the United States of America that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign currency equivalent thereof);

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above or clause (e) or (f) below and entered into with a financial institution satisfying the criteria described in clause (c) above;

     (e) securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than two years from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from S&P or from Moody's;

     (f) securities issued by any foreign government or any political subdivision of any foreign government or any public instrumentality thereof having maturities of not more than six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from S&P or from Moody's;

     (g) investments in corporate bonds or notes having maturities of not more than two years from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody's, provided that the aggregate principal amount of Permitted Investments acquired pursuant to this paragraph shall not at any time exceed 10% of the aggregate principal amount (and liquidation preference) of Permitted Investments held by Holdings, the Borrowers and the Subsidiaries;

     (h) auction rate preferred stock having maturities of not more than 60 days from the date of acquisition thereof, provided that (i) at the date of such acquisition, the long-term senior unsecured debt of the issuer of such preferred stock shall have one of the two highest credit ratings obtainable from S&P or from Moody's and (ii) the aggregate liquidation preference of Permitted Investments acquired pursuant to this paragraph shall not at any time exceed 5% of the aggregate principal amount (and liquidation preference) of Permitted Investments held by Holdings, the Borrower and the Subsidiaries; and

     (i) investments in funds that invest solely in one or more types of securities described in clauses (a) through (h) above.

     "Permitted Liquidity Event" means:

     (a) following an IPO of Intermediate Holdings, (i) one or more sales by Holdings of Equity Interests in Intermediate Holdings held by Holdings to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (ii) the distribution by Holdings to the Investors of Equity Interests in Intermediate Holdings held by Holdings that are the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO, provided, in each case, that no Permitted Liquidity Event described in clause (b) of this definition has occurred;

     (b) following an IPO of HDD Holdings, (i) one or more sales by Intermediate Holdings of Equity Interests in HDD Holdings held by Intermediate Holdings to any Person (other than Holdings, any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (ii) the distribution by Intermediate Holdings to Holdings and by Holdings to the Investors of Equity Interests in HDD Holdings held by Intermediate Holdings that are of the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO, provided, in each case, that no Permitted Liquidity Event described in clause (a) of this definition has occurred;

     (c) (i) one or more sales by Seagate SAN of Equity Interests in XIOtech Corporation held by Seagate SAN, (ii) the sale of all or substantially all the assets of XIOtech Corporation or (iii) the sale of Publicly Traded Equity Securities received as consideration for any sale described in this paragraph (including this clause (iii)) to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (iv) following an IPO of XIOtech Corporation, the distribution by Seagate SAN to Holdings and by Holdings to the Investors of Equity Interests in XIOtech Corporation held by Seagate SAN that are the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO;

     (d) (i) one or more sales by Holdings of Equity Interests in Seagate Software held by Holdings, (ii) the sale of all or substantially all the assets of Seagate Software or (iii) the sale of Publicly Traded Equity Securities received as consideration for any sale described in this paragraph (including this clause (iii)) to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (iv) following an IPO of Seagate Software, the distribution by Holdings to the Investors of Equity Interests in Seagate Software held by Holdings that are the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO;

     (e) (i) one or more sales by Holdings of Equity Interests in Tape Holdings held by Holdings, (ii) the sale of all or substantially all the assets of Tape Holdings or (iii) the sale of Publicly Traded Equity Securities received as consideration for any sale described in this paragraph (including this clause
(iii)) to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (iv) following an IPO of Tape Holdings, the distribution by Holdings to the Investors of Equity Interests in Tape Holdings held by Holdings that are the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO; and

     (f) (i) one or more sales of assets permitted by Section 6.05(h) (other than (A) sales of Equity Interests in GlobeSpan, Inc. or (B) the sale of all or substantially all the assets of GlobeSpan, Inc.) to any Person (other than any subsidiary or other Affiliate of Holdings or any employee stock ownership plan or other trust established by Holdings or any of its subsidiaries or any director, officer or employee of Holdings or any Affiliate of Holdings) or (ii) following an IPO of any Investment Business, the distribution by Investment Holdings to Holdings and by Holdings to the Investors of Equity Interests in such Investment Business held by Investment Holdings that are the same class and series (or convertible into the same class and series) as the Equity Interests sold pursuant to such IPO.

     "Permitted Liquidity Event Distribution" means the distribution of Distributable Liquidity Event Proceeds, provided that, (i) in the case of a distribution of proceeds of a Permitted Liquidity Event referred to in clause
(c), (d) or (e) of the definition of the term Permitted Liquidity Event (other than any distribution of such proceeds pursuant to Section 6.08(a)(v) to, or for the account of, participants in Deferred Compensation Plans if such distribution is made subsequent to the distribution to the Investors of proceeds in respect of the same Permitted Liquidity Event as a result of a portion of such participants' interests in Deferred Compensation Plans having been unvested at the time of such distribution to the Investors), (A) the long-term senior unsecured debt of either the Cayman Borrower or HDD Holdings shall be rated Baa3 or better by Moody's and BBB- or better by S&P at the time of such distribution, and each of Moody's and S&P shall have reaffirmed such minimum rating by it of the long-term senior unsecured debt of either the Cayman Borrower or HDD Holdings assuming that such distribution was made, (B) the Borrowers shall have repaid Term Loans in an aggregate principal amount equal to at least 50% of the aggregate principal amount of the Term Loans outstanding upon consummation of the Financing Transactions on the Effective Date and (C) the Fixed Charge Coverage Ratio on the last day of the most recently completed fiscal quarter of Holdings

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                                                                              49

ended on or prior to the date of such distribution (calculated on a pro forma basis giving effect to such Permitted Liquidity Event and such proposed distribution) shall be at least 2.00 to 1.00, (ii) in the case of any Permitted Liquidity Event Distribution to participants in a Deferred Compensation Plan (or to SAN Holdings or Tape Holdings for the purpose of making a Permitted Liquidity Event Distribution to participants in a Deferred Compensation Plan), the aggregate amount of such Permitted Liquidity Event Distribution shall not exceed 20% of the Distributable Liquidity Event Proceeds of the Permitted Liquidity Event giving rise to such Permitted Liquidity Event Distribution and (iii) if the participants in a Deferred Compensation Plan ("Entitled Participants") are entitled to receive a portion of the Distributable Liquidity Event Proceeds available for a Permitted Liquidity Event Distribution (or would be so entitled, but for the failure of such participants' interest in such Deferred Compensation Plan to have vested at the time of such Permitted Liquidity Event Distribution),
(a) no distribution of such Distributable Liquidity Event Proceeds shall be made to the Investors to the extent that the amount of such Distributable Liquidity Event Proceeds exceeds the amount thereof to which the Investors are entitled after deducting amounts to which participants in the applicable Deferred Compensation Plan are (or, upon vesting, would be) entitled under the applicable Deferred Compensation Plan and (b) no distribution of such Distributable Liquidity Event Proceeds shall be made to the Entitled Participants to the extent that the amount of such Distributable Liquidity Event Proceeds exceeds the amount thereof to which the Entitled Participants are (or, upon vesting, would be) entitled under the applicable Deferred Compensation Plan.

     "Permitted Optionholder" means a holder of Permitted Options or any equity securities issued upon the exercise of Permitted Options.

     "Permitted Options" has the meaning assigned to such term in Section
6.05(e).

     "Permitted Option Subsidiary" means (a) Intermediate Holdings, (b) Tape Holdings and (c) any Subsidiary that owns no assets other than the capital stock of XIOtech Corporation.

     "Permitted Spinoff" means, with respect to any Permitted Spinoff Subsidiary, (a) a transfer by Holdings, either Borrower or any Subsidiary to a Person other than Holdings, either Borrower or any Subsidiary of all the outstanding capital stock of such Permitted Spinoff

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                                                                              50

Subsidiary, or (b) a bona fide underwritten initial public offering of the common stock of such Permitted Spinoff Subsidiary in which at least 10% of the aggregate voting common stock of such Permitted Spinoff Subsidiary (calculated on a fully diluted basis after giving effect to all options to acquire voting common stock of such Permitted Spinoff Subsidiary then outstanding, regardless of whether such options are then currently exercisable) is issued to Persons other than Holdings, the Borrowers and the Subsidiaries, provided that (i) in the case of clause (a) of this definition, all the consideration received by Holdings, the applicable Borrower or the applicable Subsidiary is Publicly Traded Equity Securities or cash and (ii) the Net Proceeds and Net Public Equity Proceeds (excluding, in the case of clause (a) of this definition, any proceeds
(A) required to be paid to Permitted Optionholders as consideration for Permitted Options (or Equity Interests issued or issuable upon exercise of Permitted Options) held by such Permitted Optionholders in respect of such Permitted Spinoff Subsidiary or (B) that constitute Distributable Liquidity Event Proceeds) from such transfer or offering (or from the sale of any Publicly Traded Equity Securities received in connection therewith) are retained by Holdings, such Borrower or such Subsidiary to fund the operations of businesses permitted under Section 6.03(b).

     "Permitted Spinoff Subsidiaries" means (i) any of XIOtech Corporation, Tape Holdings and Seagate Software and (ii) any Subsidiary that owns no assets other than (A) all the capital stock (other than capital stock issued to Permitted Optionholders upon the exercise of Permitted Options) of any one or more of XIOtech Corporation, Tape Holdings and Seagate Software or (B) all the capital stock (other than capital stock issued to Permitted Optionholders upon the exercise of Permitted Options) of a Subsidiary that owns no assets other than all the capital stock of one or more of XIOtech Corporation, Tape Holdings and Seagate Software, provided that the Cayman Borrower may elect to irrevocably exclude any of the foregoing Subsidiaries from the definition of Permitted Spinoff Subsidiary by giving written notice to the Administrative Agent of such election if no Permitted Spinoff has been effected with respect to such Subsidiary.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions

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                                                                              51

of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which either Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledge Agreements" means the Cayman Pledge Agreements, the Singapore Pledge Agreement, the Scotland Pledge Agreement and the U.S. Pledge Agreement. "Prepayment Event" means:

     (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of Holdings, either Borrower or any Subsidiary, including any Equity Interest owned by it, other than (i) dispositions described in clauses (a), (b), (c), (d), (e), (h), (j) and (l) of Section 6.05 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $1,000,000 during any fiscal year of Holdings; or

     (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings, either Borrower or any Subsidiary, including any Equity Interest owned by it, but only to the extent that the Net Proceeds therefrom have not been applied (i) to repair, restore or replace such property or asset; or (ii) to purchase Equity Interests of a Person primarily engaged in a business permitted by Section 6.03(b) to the extent permitted by Section 6.04, in each case within 365 days after receipt of such Net Proceeds; or

     (c) the incurrence by Holdings, either Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Promissory Notes" means any promissory notes delivered pursuant to Section 2.09(e).

     "Publicly Traded Equity Security" means (a) an equity security that is listed on The New York Stock

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                                                                              52

Exchange, The NASDAQ National Market or another recognized national securities exchange registered with the United States Securities and Exchange Commission
(b) an equity security that is convertible at the option of the holder thereof into an equity security referred to in clause (a) above.

     "Purchase Agreement" means the Stock Purchase Agreement entered into as of March 29, 2000, by and among SAC, the Company and SSH, as amended by (i) that certain Consolidated Amendment to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent, dated as of August 29, 2000, among SAC, the Company, SSH, Veritas and Veritas Merger Sub, and (ii) that certain Consolidated Amendment No. 2 to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent dated as of October 18, 2000, by and among SAC, the Company, SSH, Veritas and Veritas Merger Sub.

     "Register" has the meaning set forth in Section 9.04(c).

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

     "Repurchase" means the repurchase by the Cayman Borrower of its ordinary shares for an aggregate purchase price of $1,614,975,972.00.

     "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

     "Reset Date" has the meaning assigned to such term in Section 1.06(a).

     "Restricted Indebtedness" means Indebtedness of Holdings, either Borrower or any Subsidiary, the payment,

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                                                                              53

prepayment, redemption, repurchase or defeasance of which is restricted under
Section 6.08.

     "Restricted Payment" means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, either Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, either Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, either Borrower or any Subsidiary and (ii) any distribution or other payment (whether in cash, securities or other property or any combination thereof) under or in respect of any Deferred Compensation Plan.

     "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

     "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $200,000,000.

     "Revolving Exposure" means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Revolving Loans and (b) such Lender's LC Exposure and Swingline Exposure at such time.

     "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

     "Revolving Loan" means a Loan made pursuant to clause (e) of Section 2.01.

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                                                                              54

     "Revolving Maturity Date" means November 22, 2005, or, if such day is not a Business Day, the Business Day immediately preceding such day.

     "Rollover Agreements" means the agreements dated as of November 22, 2000, among HDD Holdings, Seagate SAN and Tape Holdings, respectively, Holdings and certain continuing members of management.

     "Rollover Investment" has the meaning assigned to such term in the definition of the term Historical Investment.

     "SAC" means Suez Acquisition Company (Cayman) Limited, an exempted limited company incorporated and existing under the laws of the Cayman Islands.

     "S&P" means Standard & Poor's Rating Service.

     "Scotland Pledge Agreement" means the Shares Pledge, dated as of the Effective Date, substantially in the form of Exhibit D-4, among each Loan Party that owns Equity Interests in a Person that is organized under the laws of Scotland and that would constitute Collateral if such Loan Party executed the Scotland Pledge Agreement and the Collateral Agent for the benefit of the Secured Parties.

     "Scotland Security Agreement" means a Bond and Floating Charge, dated as of the Effective Date, substantially in the form of Exhibit C-6, between each Loan Party that is organized under the laws of Scotland or that owns any Collateral located in Scotland and the Collateral Agent for the benefit of the Secured Parties.

     "Seagate SAN" means Seagate Technology SAN Holdings, an exempted limited liability company organized and existing under the laws of the Cayman Islands.

     "Seagate Software" means Seagate Software Information Management Group Holdings, Inc., a Delaware corporation.

     "Secured Parties" has the meaning assigned to such term in the U.S. Security Agreement.

     "Security Agreements" means the Cayman Security Agreements, the Netherlands Security Agreement, the Northern Ireland Security Agreement, the Singapore Security Agreements, the Scotland Security Agreement and the U.S. Security Agreement.

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                                                                              55

     "Security Documents" means the Security Agreements, the Pledge Agreements, the Mortgages, any other Foreign Security Agreements and each other security agreement or other instrument or document executed and delivered pursuant to
Section 5.12 or 5.13 to secure any of the Obligations.

     "Shareholders' Agreements" means (a) the Shareholders' Agreement, dated as of November 22, 2000, among Silver Lake Partners, L.P., SAC Investments, L.P., August Capital, Chase Capital Partners, GS Capital Partners III, L.P. and Staenberg Venture Partners II, L.P., and (b) the Management Stockholders' Agreement, dated as of November 22, 2000, among Holdings, the management shareholders parties thereto and each other individual who from time to time executes a joinder agreement thereto pursuant to the terms thereof.

     "Side Letter" means the letter agreement dated as of March 29, 2000, between Holdings and Veritas setting forth certain matters with respect to the Acquisition.

     "Singapore Pledge Agreement" means the Shares Charge, dated as of the Effective Date, substantially in the form of Exhibit D-3, among the Borrowers, Holdings, the Subsidiary Loan Parties that own Equity Interests in a Person that is organized under the laws of Singapore and that would constitute Collateral if such Loan Party executed the Singapore Pledge Agreement and the Collateral Agent for the benefit of the Secured Parties.

     "Singapore Security Agreements" means, collectively, the Singapore Debentures and the Assignments of Trade Receivables, substantially in the form of Exhibit C-3--A and C-3--B, respectively, dated as of the Effective Date and between each Subsidiary Loan Party that is organized under the laws of Singapore or that owns any Collateral located in Singapore and the Collateral Agent for the benefit of the Secured Parties.

     "SLP" means Silver Lake Partners, L.P. and its Affiliates, provided that no such Affiliate shall be deemed to be a member of SLP to the extent it ceases to be Controlled by, or under common Control with, Silver Lake Partners, L.P.

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental

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                                                                              56

reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "SSH" means Seagate Software Holdings, Inc., a Delaware corporation.

     "Strategic Investments" means investments in Equity Interests in Persons that are primarily engaged in businesses of the type conducted by the Borrowers and the Subsidiaries on the date hereof or businesses reasonably related, ancillary or complementary thereto.

     "Subordinated Debt" means the 12 1/2% Senior Subordinated Notes due 2007 to be issued by the Cayman Borrower on or prior to the Effective Date in the aggregate principal amount of $210,000,000 and the Indebtedness represented thereby (including the Note Guarantees, the Exchange Notes (as each is defined in the Subordinated Debt Documents), the guarantees of the Exchange Notes and any replacement notes).

     "Subordinated Debt Documents" means the indenture under which the Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt or providing for any Guarantee or other right in respect thereof.

     "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as

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                                                                              57

of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" means any subsidiary of Holdings other than the Borrowers, provided that the Excluded Subsidiaries shall be deemed not to be Subsidiaries for all purposes of this Agreement and, at all times (including after an IPO of either HDD Holdings or Intermediate Holdings), HDD Holdings, Intermediate Holdings and their respective subsidiaries (other than the Excluded Subsidiaries) shall be deemed to be Subsidiaries for all purposes of this Agreement. For purposes of the representations and warranties made herein on (and the conditions to borrowing on) the Effective Date, the Acquisition shall be assumed to have already been consummated.

     "Subsidiary Loan Party" means (a) any Subsidiary (other than (i) a Permitted Spinoff Subsidiary in respect of which a Permitted Spinoff has been consummated (and any subsidiaries thereof) and (ii) any Moribund Subsidiary) that (A) is not a Foreign Subsidiary or (B) is a Foreign Subsidiary that (1) has given a Guarantee of the Subordinated Debt or (2) meets the requirements set forth in any of clause (i), clause (ii) or clause (iii) of paragraph (d) of the definition of the term Collateral and Guarantee Requirement and (b) any other Foreign Subsidiary that the Cayman Borrower designates as a Subsidiary Loan Party in a written notice to the Administrative Agent.

     "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

     "Swingline Lender" means The Chase Manhattan Bank, in its capacity as lender of Swingline Loans hereunder.

     "Swingline Loan" means a Loan made pursuant to Section 2.04.

     "Synthetic Purchase Agreement" means any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, a Borrower or a Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a Person other than Holdings, a Borrower or a Subsidiary of any Borrower Equity Interest or Restricted Indebtedness or
(b) any payment the amount of which is determined by reference to the price or

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                                                                              58

value at any time of any Borrower Equity Interest or Restricted Indebtedness, provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of Holdings, the Borrowers or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

     "Tape Holdings" means Seagate Removable Storage Solutions Holdings, an exempted limited liability company incorporated and existing under the laws of the Cayman Islands.

     "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Term Loans" means Tranche A Term Loans and Tranche B Term Loans.

     "Thai Mortgages" means the Mortgages relating to the properties located at Korat-90 Moo 9, Tambol Soong Nern, Amphur Soong Nern, KM225 Mitraphap Hwy, Nakorn Ratchasima, Thailand and M0023 Teparuk Road, Teparuk Sub-Assembly, Tambol, Amphor Muang, Thailand.

     "TPG" means TPG Partners III, L.P. and its Affiliates, provided that no such Affiliate shall be deemed to be a member of TPG to the extent it ceases to be Controlled by, or under common Control with, TPG Partners III, L.P.

     "Tranche", when used in reference to any Borrowing, refers to whether such Borrowing consists of Revolving Loans, Tranche A Term Loans or Tranche B Term Loans.

     "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A Term Loans hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $200,000,000.

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                                                                              59

     "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

     "Tranche A Maturity Date" means November 22, 2005, or if such date is not a Business Day, the Business Day immediately preceding such day.

     "Tranche A Term Loans" means the Cayman Tranche A Term Loans and the U.S. Tranche A Term Loans.

     "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche B Term Loans hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $ 500,000,000.

     "Tranche B Lender" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

     "Tranche B Maturity Date" means November 22, 2006, or if such date is not a Business Day, the Business Day immediately preceding such day.

     "Tranche B Term Loans" means the Cayman Tranche B Term Loans and the U.S. Tranche B Term Loans.

     "Transactions" means the Acquisition, the Repurchase and the payment of fees and expenses in an aggregate amount not to exceed $125,000,000 in connection with the Acquisition and the Financing Transactions.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

     "U.S. Borrower" means Seagate Technology (US) Holdings, Inc., a Delaware corporation.

     "U.S. Guarantee Agreement" means the U.S. Guarantee Agreement, dated as of the Effective Date,

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                                                                              60

substantially in the form of Exhibit F, among Holdings, the U.S. Loan Parties, the Subsidiary Loan Parties that are organized under the laws of the Cayman Islands, the other applicable Subsidiary Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

     "U.S. Loan Parties" means any Loan Parties that are organized under the laws of the United States of America or any State thereof or the District of Columbia.

     "U.S. Pledge Agreement" means the Pledge Agreement, dated as of the Effective Date, substantially in the form of Exhibit D-1, among the U.S. Loan Parties and each other Loan Party that owns Equity Interests in a Person that is organized under the laws of the United States of America and that would constitute Collateral if such loan Party executed the U.S. Pledge Agreement and the Collateral Agent for the benefit of the Secured Parties.

     "U.S. Security Agreement" means the U.S. Security Agreement, dated as of the Effective Date, substantially in the form of Exhibit C-1, among the U.S. Loan Parties and the Collateral Agent for the benefit of the Secured Parties.

     "U.S. Tranche A Term Loan" means a Loan made pursuant to clause (b) of
Section 2.01.

     "U.S. Tranche B Term Loan" means a Loan made pursuant to clause (d) of
Section 2.01.

     "Veritas" means VERITAS Software Corporation, a Delaware corporation.

     "Veritas Merger Sub" means Victory Merger Sub, Inc., a Delaware corporation.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

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                                                                              61

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Cayman Borrower notifies the Administrative Agent that the Cayman Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Cayman Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For the purposes of determining compliance under Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.08, 6.09 and 6.15 with respect to any amount in a currency other than Dollars, such amount shall be deemed to equal the Dollar Equivalent thereof (determined in

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                                                                              62

good faith by the Cayman Borrower) at the time such amount was incurred or expended, as the case may be.

     SECTION 1.05. Interim Financial Calculations. For purposes of determining the Leverage Ratio and the Net Leverage Ratio and for purposes of determining compliance with Sections 6.12, 6.13 and 6.14:

     (a) for any period of four consecutive fiscal quarters ended on or prior to March 30, 2001, Consolidated EBITDA (including up to $124,500,000 of restructuring charges for the fiscal year ended June 30, 2000) shall be deemed to be the Consolidated EBITDA of Holdings, the Borrowers and the Subsidiaries (or their respective predecessor entities) for such period determined on a consolidated basis in accordance with GAAP (it being understood that Consolidated EBITDA for the fiscal quarter ended (i) June 30, 2000, was $192,000,000, (ii) September 29, 2000, was $235,000,000 and (iii)
   December 29, 2000, shall be equal to the product of (A) Consolidated EBITDA for the period of one fiscal month ending on December 29, 2000, and (B) a fraction the numerator of which is three and the denominator of which is one);

     (b) (i) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, in each case, for the period of four consecutive fiscal quarters ending on March 30, 2001, shall be equal to the product of (A) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, respectively, for the period of four fiscal months ending on March 30, 2001, and (B) a fraction the numerator of which is 12 and the denominator of which is four, (ii) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, in each case for the period of four consecutive fiscal quarters ending on June 29, 2001, shall be equal to the product of (A) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, respectively, for the period of seven fiscal months ended on June 29, 2001, and (B) a fraction the numerator of which is twelve and the denominator of which is seven and (iii) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, respectively, for the period of four consecutive fiscal quarters ended on September 30, 2001, shall be equal to the product of (A) Consolidated Cash Interest Expense and Consolidated Net Cash Interest Expense, respectively, for the period of ten fiscal months ending on

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   September 30, 2001, and a fraction the numerator of which is 12 and the denominator of which is ten; and

     (c) for any period of four consecutive fiscal quarters ended on or prior to September 30, 2001, Capital Expenditures shall be deemed to be the Capital Expenditures of Holdings, the Borrowers and the Subsidiaries (or their respective predecessor entities) for such period determined on a consolidated basis in accordance with GAAP (it being understood that Capital Expenditures for the fiscal quarter ended (i) June 30, 2000, was $195,000,000, (ii) September 29, 2000, was $145,000,000 and (iii) December 29, 2000 shall be equal to the product of (A) Capital Expenditures for the period of one fiscal month ending on December 29, 2000, and (B) a fraction the numerator of which is three and the denominator of which is one).

     SECTION 1.06. Exchange Rates. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall (i) determine the Exchange Rate as of such Calculation Date to be used for calculating the Dollar Equivalent amounts of each Alternative Currency in which an outstanding Alternative Currency Letter of Credit or unreimbursed LC Disbursement is denominated and (ii) give notice thereof to the Cayman Borrower. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "Reset Date"), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than converting into dollars under Sections 2.05(d), (e), (h),
(j) and (k) and 2.12(b) the obligations of the Cayman Borrower and the Revolving Lenders in respect of LC Disbursements that have not been reimbursed when due) be the Exchange Rates employed in converting any amounts between the applicable currencies.

     (b) Not later than 5:00 p.m., New York City time, on each Reset Date, the Administrative Agent shall (i) determine the Alternative Currency LC Exposure on such date (after giving effect to any Alternative Currency Letters of Credit issued, renewed or terminated or requested to be issued, renewed or terminated on such date) and (ii) notify the Cayman Borrower and each Issuing Bank of the results of such determination.

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                                   ARTICLE II

                                  The Credits

     SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Tranche A Term Loan to the Cayman Borrower on the Effective Date in a principal amount not exceeding 85.71% of its Tranche A Commitment, (b) to make a Tranche A Term Loan to the U.S. Borrower on the Effective Date in a principal amount not exceeding 14.29% of its Tranche A Commitment, (c) to make a Tranche B Term Loan to the Cayman Borrower on the Effective Date in a principal amount not exceeding 85.71% of its Tranche B Commitment, (d) to make a Tranche B Term Loan to the U.S. Borrower on the Effective Date in a principal amount not exceeding 14.29% of its Tranche B Commitment and (e) to make Revolving Loans to the Cayman Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment, provided that (i) the aggregate principal amount of the Revolving Loans made on the Effective Date shall not exceed the lesser of $66,000,000 and the portion of the Adjustment Amount (as defined in the Purchase Agreement) attributable to clause (i) of the definition of the term Adjustment Amount set forth in the Purchase Agreement and (ii) all Revolving Loans made on the Effective Date shall be prepaid in full prior to 2:00 p.m., New York City time, on the Effective Date. Within the foregoing limits and subject to the terms and conditions set forth herein, the Cayman Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

     SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline
Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith, provided that all Borrowings made on the Effective Date shall be ABR Borrowings. Each Swingline Loan shall be an ABR Loan. Each Lender at its

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                                                                              65

option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that (i) any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and (ii) the Borrowers shall not be required to make any greater payment under Section 2.15 or Section 2.17 to the applicable Lender than such Lender would have been entitled to receive if such Lender had not exercised such option.

     (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $10,000,000, provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. Borrowings of more than one Type and Class may be outstanding at the same time, provided that there shall not at any time be more than a total of six Eurodollar Borrowings outstanding with respect to any Tranche of Borrowings.

     (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

     SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 1:00 p.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to

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                                                                              66

the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

     (i) in the case of a Borrowing requested by the Cayman Borrower, whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing and, in the case of a Borrowing requested by the U.S. Borrower, whether the requested Borrowing is to be a Tranche A Term Borrowing or a Tranche B Term Borrowing;

     (ii) the aggregate amount of such Borrowing;

     (iii) the date of such Borrowing, which shall be a Business Day;

     (iv) subject to the proviso to the first sentence of Section 2.02(b), whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

     (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

     (vi) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
   Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Cayman Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding

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                                                                              67

$20,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments, provided that (A) the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan and
(B) no Swingline Loans will be made on the Effective Date. Within the foregoing limits and subject to the terms and conditions set forth herein, the Cayman Borrower may borrow, prepay and reborrow Swingline Loans.

     (b) To request a Swingline Loan, the Cayman Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Cayman Borrower. The Swingline Lender shall make each Swingline Loan available to the Cayman Borrower by means of a credit to the general deposit account of the Cayman Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 4:00 p.m., New York City time, on the requested date of such Swingline Loan.

     (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:30 p.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this

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                                                                              68

paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section
2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Cayman Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Cayman Borrower (or other party on behalf of the Cayman Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Cayman Borrower of any default in the payment thereof.

     SECTION 2.05. Letters of Credit. (a) General. Upon the satisfaction (or waiver in accordance with Section 9.02) of the conditions specified in Section
4.01 on the Effective Date, each Existing Letter of Credit will automatically, without any action on the part of any Person, be deemed to be a Letter of Credit issued hereunder for the account of the Cayman Borrower for all purposes of this Agreement and the other Loan Documents. In addition, subject to the terms and conditions set forth herein, the Cayman Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period and prior to the date that is five Business Days prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Cayman Borrower to, or entered into by the Cayman Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Cayman Borrower shall

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                                                                              69

hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit is to be denominated (which shall be dollars or, subject to Section 2.20, an Alternative Currency), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Cayman Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Cayman Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $100,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, (A) in the case of any renewal or extension thereof, one year after such renewal or extension, or (B) in the case of an Existing Letter of Credit having a later expiration date, such expiration date) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit (including each Existing Letter Credit) equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the

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                                                                              70

Administrative Agent in dollars, for the account of the Issuing Bank, such Lender's Applicable Percentage of (i) each LC Disbursement made by the Issuing Bank in dollars and (ii) the Dollar Equivalent, using the Exchange Rates on the date such payment is required, of each LC Disbursement made by the Issuing Bank in an Alternative Currency and, in each case, not reimbursed by the Cayman Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Cayman Borrower for any reason (or, if such reimbursement payment was refunded in an Alternative Currency, the Dollar Equivalent thereof using the Exchange Rates on the date of such refund). Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Cayman Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement, in dollars or (subject to the two immediately succeeding sentences) the applicable Alternative Currency, not later than 2:00 p.m., New York City time, on the Business Day immediately following the date on which the Cayman Borrower receives notice of such LC Disbursement, provided that, in the case of any LC Disbursement made in dollars, the Cayman Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Cayman Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Cayman Borrower's reimbursement of, or obligation to reimburse, any amounts in any Alternative Currency would subject the Administrative Agent, the Issuing Bank or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in dollars, the Cayman Borrower shall reimburse each LC Disbursement made in such Alternative Currency in dollars, in an amount equal to the Dollar Equivalent, calculated using the applicable Exchange Rate on the date such LC Disbursement is made, of such LC Disbursement. If the Cayman Borrower fails to make such payment when due, then (i) if such payment relates to an

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                                                                              71

Alternative Currency Letter of Credit, automatically and with no further action required, the Cayman Borrower's obligation to reimburse the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the Dollar Equivalent, calculated using the Exchange Rates on the date when such payment was due, of such LC Disbursement and (ii) the Administrative Agent shall promptly notify the Issuing Bank and each other Revolving Lender of the applicable LC Disbursement, the Dollar Equivalent thereof (if such LC Disbursement relates to an Alternative Currency Letter of Credit), the payment then due from the Cayman Borrower in respect thereof and, in the case of a Revolving Lender, such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent in dollars its Applicable Percentage of the payment then due from the Cayman Borrower (determined as provided in clause (i) above, if such payment relates to an Alternative Currency Letter of Credit), in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank in dollars the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Cayman Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to such Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Cayman Borrower of its obligation to reimburse such LC Disbursement.

     (f) Obligations Absolute. The Cayman Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any application for the issuance of a Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a

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                                                                              72

Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Cayman Borrower's obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing provisions of this paragraph (f) shall not be construed to excuse the Issuing Bank from liability to the Cayman Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Cayman Borrower that are caused by (i) the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) the Issuing Bank's failure to issue a Letter of Credit in accordance with the terms of this Agreement when requested by the Cayman Borrower pursuant to Section 2.05(b). The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination and each issuance of (or failure to issue) a Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under

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                                                                              73

a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Cayman Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Cayman Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

     (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Cayman Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Cayman Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, provided that, if the Cayman Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply, provided further that, in the case of an LC Disbursement made under an Alternative Currency Letter of Credit, the amount of interest due with respect thereto shall (i) in the case of any LC Disbursement that is reimbursed on or before the Business Day immediately succeeding such LC Disbursement, (A) be payable in the applicable Alternative Currency and (B) bear interest at a rate equal to the rate reasonably determined by the applicable Issuing Bank to be the cost to such Issuing Bank of funding such LC Disbursement plus the Applicable Margin applicable to Eurodollar Loans at such time and (ii) in the case of any LC Disbursement that is reimbursed after the Business Day immediately succeeding such LC Disbursement (A) be payable in dollars, (B) accrue on the Dollar Equivalent, calculated using the Exchange Rates on the date such LC Disbursement was made, of such LC Disbursement and (C) bear interest at the rate per annum then applicable to ABR Revolving Loans, subject to Section 2.13(c). Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

     (i) Replacement of the Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Cayman Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Cayman Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Cayman Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Cayman Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in dollars and in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon, provided that (i) the portions of such amount attributable to undrawn Alternative Currency Letters of Credit or LC Disbursements in an Alternative Currency that the Cayman Borrower is not late in reimbursing shall be deposited in the applicable Alternative Currencies in the actual amounts of such undrawn Letters of Credit and LC Disbursements and (ii) upon the occurrence of any Event of Default with respect to the Cayman Borrower described in clause (h) or (i) of
Section 7.01 the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable in dollars, without demand or other notice of any kind. For the purposes of this paragraph, the Alternative Currency LC Exposure shall be calculated using the Exchange Rates on the date notice demanding cash collateralization is delivered to the Cayman Borrower. The Cayman Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit pursuant to this paragraph or pursuant to Section 2.11(b) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Cayman

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                                                                              75

Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Cayman Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Cayman Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Cayman Borrower under this Agreement. If the Cayman Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Cayman Borrower within three Business Days after all Events of Default have been cured or waived. If the Cayman Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Cayman Borrower as and to the extent that, after giving effect to such return, the Cayman Borrower would remain in compliance with Section 2.11(b) and no Event of Default shall have occurred and be continuing.

     (k) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Section 7.01, all amounts (i) that the Cayman Borrower is at the time or thereafter becomes required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Alternative Currency Letter of Credit (other than amounts in respect of which the Cayman Borrower has deposited cash collateral pursuant to Section 2.05(j), if such cash collateral was deposited in the applicable Alternative Currency to the extent so deposited or applied), (ii) that the Revolving Lenders are at the time or thereafter become required to pay to the Administrative Agent and the Administrative Agent is at the time or thereafter becomes required to distribute to the Issuing Bank pursuant to paragraph (e) of this Section in respect of unreimbursed LC Disbursements made under any Alternative Currency Letter of Credit and (iii) of each Revolving Lender's participation in any Alternative Currency Letter of Credit under which an LC Disbursement has been

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                                                                              76

made shall, automatically and with no further action required, be converted into the Dollar Equivalent, calculated using the Exchange Rates on such date (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, the Issuing Bank or any Lender in respect of the Obligations described in this paragraph shall accrue and be payable in dollars at the rates otherwise applicable hereunder.

     (l) The Cayman Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement, provided that the total number of Revolving Lenders so designated at any time plus the total number of Issuing Banks pursuant to clause (c) of the definition of the term "Issuing Bank" at such time shall not exceed 6. Any Revolving Lender designated as an Issuing Bank pursuant to this paragraph (l) shall be deemed to be an "Issuing Bank" for the purposes of this Agreement (in addition to being a Revolving Lender) with respect to Letters of Credit issued by such Revolving Lender.

     (m) Each Issuing Bank will report in writing to the Administrative Agent
(i) on the first Business Day of each week, the aggregate face amount of Letters of Credit issued by it and outstanding as of the last Business Day of the preceding week, (ii) on or prior to each Business Day on which an Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance or amendment, and the aggregate face amount of Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and such Issuing Bank shall advise the Administrative Agent on such Business Day whether such issuance, amendment, renewal or extension occurred and whether the amount thereof changed), (iii) on each Business Day on which an Issuing Bank makes any LC Disbursement, the date of such LC Disbursement and the amount of such LC Disbursement and (iv) on any Business Day on which the Cayman Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and amount of such LC Disbursement.

     SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the

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                                                                              77

account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request, provided that ABR Revolving Loans and Swingline Loans made to finance the reimbursement of an LC Disbursement as provided in
Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing
Bank.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     (c) Nothing in this Section 2.06 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by any such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its Commitments hereunder).

     SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial

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                                                                              78

Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

     (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

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                                                                              79

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the applicable Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Tranche A Commitments and Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

     (b) The Cayman Borrower and the U.S. Borrower, as applicable, may, without premium or penalty, at any time terminate, or from time to time reduce, the Commitments of any Class, provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Cayman Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

     (c) The applicable Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any

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                                                                              80

notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by either of the Borrowers pursuant to this Section shall be irrevocable, provided that a notice of termination of the Revolving Commitments delivered by the Cayman Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Cayman Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

     SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five Business Days after such Swingline Loan is made, provided that on each date that a Revolving Borrowing is made, the Cayman Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof, which accounts the Administrative Agent will make available to either Borrower upon its reasonable request.

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                                                                              81

     (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Cayman Borrower and the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.10. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (f) of this Section, the Cayman Borrower shall repay Cayman Tranche A Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

                        Date                    Amount
                        ----                    ------
                   March 31, 2001             $2,142,750
                 September 30, 2001           $2,142,750
                   March 31, 2002             $12,856,500
                 September 30, 2002           $12,856,500
                   March 31, 2003             $17,142,000
                 September 30, 2003           $17,142,000
                   March 31, 2004             $21,427,500
                 September 30, 2004           $21,427,500
                   March 31, 2005             $25,713,000
               Tranche A Maturity Date        $38,569,500

     (b) Subject to adjustment pursuant to paragraph (f) of this Section, the U.S. Borrower shall repay

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                                                                              82

U.S. Tranche A Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

                           Date                    Amount
                           ----                    ------
                      March 31, 2001              $357,250
                    September 30, 2001            $357,250
                      March 31, 2002             $2,143,500
                    September 30, 2002           $2,143,500
                      March 31, 2003             $2,858,000
                    September 30, 2003           $2,858,000
                      March 31, 2004             $3,572,500
                    September 30, 2004           $3,572,500
                      March 31, 2005             $4,287,000
                  Tranche A Maturity Date        $6,430,500

     (c) Subject to adjustment pursuant to paragraph (f) of this Section, the Cayman Borrower shall repay Cayman Tranche B Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

                           Date                     Amount
                           ----                     ------
                      March 31, 2001              $ 2,142,750
                    September 30, 2001            $ 2,142,750
                      March 31, 2002              $ 2,142,750
                    September 30, 2002            $ 2,142,750
                      March 31, 2003              $ 2,142,750
                    September 30, 2003            $ 2,142,750
                      March 31, 2004              $ 2,142,750
                    September 30, 2004            $ 2,142,750
                      March 31, 2005              $ 2,142,750
                    September 30, 2005            $ 2,142,750
                      March 31, 2006             $203,561,250
                  Tranche B Maturity Date        $203,561,250

     (d) Subject to adjustment pursuant to paragraph (f) of this Section, the U.S. Borrower shall repay

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                                                                              83

U.S. Tranche B Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

                         Date                    Amount
                         ----                    ------
                    March 31, 2001              $ 357,250
                  September 30, 2001            $ 357,250
                    March 31, 2002              $ 357,250
                  September 30, 2002            $ 357,250
                    March 31, 2003              $ 357,250
                  September 30, 2003            $ 357,250
                    March 31, 2004              $ 357,250
                  September 30, 2004            $ 357,250
                    March 31, 2005              $ 357,250
                  September 30, 2005            $ 357,250
                    March 31, 2006             $33,938,750
                Tranche B Maturity Date        $33,938,750

     (e) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

     (f) Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably, provided that any prepayment made pursuant to Section 2.11(a) or (e) shall be applied to reduce the scheduled repayments of the Term Borrowings of such Class to be made pursuant to this
Section in order of maturity or ratably at the Cayman Borrower's discretion. If the initial aggregate amount of the Lenders' Term Commitments of any Class exceeds the aggregate principal amount of Term Loans of such Class that are made on the Effective Date, then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

     (g) Prior to any repayment of any portion of any Term Borrowings of either Class made by either Borrower hereunder, the Borrowers shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New

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                                                                              84

York City time, three Business Days before the scheduled date of such repayment. Each repayment of a portion of any Borrowing made by either Borrower shall be applied ratably to the Loans of such Borrower included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

     SECTION 2.11. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.16), subject to the requirements of this Section.

     (b) In the event and on each occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Cayman Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

     (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, either Borrower or any Subsidiary in respect of any Prepayment Event described in paragraph (a) or (b) of the definition of the term "Prepayment Event", the Borrowers shall, within five Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to the amount of such Net Proceeds (excluding, in the case of a sale or other disposition of Equity Interests in a Permitted Option Subsidiary or Seagate Software as described in clause (a) of the definition of the term Prepayment Event, any proceeds required to be paid to Permitted Optionholders as consideration for Permitted Options (or Equity Interests issued or issuable upon exercise of Permitted Options) held by such Permitted Optionholders in respect of such Permitted Option Subsidiary or Seagate Software), provided that, in the case of any event described in clause (a) of the definition of the term "Prepayment Event", if the Cayman Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that Holdings, the Borrowers and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, (i) to acquire real property, equipment or other assets to be used in the business of the Borrowers and the Subsidiaries or (ii) to purchase Equity Interests of a Person primarily engaged in a business permitted by Section 6.03(b) to the extent permitted by Section 6.04, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

     (d) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, either Borrower or any Subsidiary in respect of any Prepayment Event described in paragraph (c) of the definition of the term "Prepayment Event", the Borrowers shall, within five Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to 75% of the amount of such Net Proceeds.

     (e) Following the end of each fiscal year of the Cayman Borrower, commencing with the fiscal year ending June 29, 2002, the Borrowers shall prepay Term Borrowings in an aggregate amount equal to the positive difference (if any) between (i) 75% of Excess Cash Flow for such fiscal year and (ii) the aggregate principal amount of Term Borrowings prepaid during such fiscal year pursuant to
Section 2.11(a), provided that (A) if, at the end of such fiscal year, the Leverage Ratio is less than or equal to 0.75 to 1.00, then the percentage referred to in clause (i) of this paragraph (e) shall be reduced to 50% and (B) if, at the end of such fiscal year, the Leverage Ratio is less than or equal to
0.50 to 1.00, then the percentage referred to in clause (i) of this paragraph
(e) shall be reduced to 25%. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

     (f) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrowers shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph
(g) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrowers shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and the Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such

Class, provided that, so long as and to the extent that any Tranche A Term Borrowing remains outstanding, (i) any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to paragraph (e) of this Section or, if the Cayman Borrower has consented to the availability of such election pursuant to this paragraph (f), pursuant to paragraph (a) of this Section, in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall be applied to prepay Tranche A Term Borrowings and (ii) at the election of the Cayman Borrower, the first $15,000,000 in aggregate (A) mandatory prepayments that would otherwise be made pursuant to Section 2.11(e) to Lenders holding Tranche B Term Loans or (B) optional prepayments that would otherwise be made pursuant to Section 2.11(a) to Lenders holding Tranche B Term Loans, in either case shall be applied to prepay Tranche A Term Borrowings. An amount equal to 85.71% of the portion of any optional or mandatory prepayment of Term Borrowings that is allocated pursuant to this paragraph (f) to the Tranche A Term Borrowings shall be made by the Cayman Borrower in respect of the Cayman Tranche A Term Loans and an amount equal to 14.29% of the portion of any optional or mandatory prepayment of Term Borrowings that is allocated pursuant to this paragraph (f) to the Tranche A Term Borrowings shall be made by the U.S. Borrower in respect of the U.S. Tranche A Term Loans. An amount equal to 85.71% of the portion of any optional or mandatory prepayment of Term Borrowings that is allocated pursuant to this paragraph (f) to the Tranche B Term Borrowings shall be made by the Cayman Borrower in respect of the Cayman Tranche B Term Loans and an amount equal to 14.29% of the portion of any optional or mandatory prepayment of Term Borrowings that is allocated pursuant to this paragraph (f) to the Tranche B Term Borrowings shall be made by the U.S. Borrower in respect of the U.S. Tranche B Term Loans.

     (g) The Cayman Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (other than a prepayment required by the proviso to Section 2.01(e)) (i) in the case of prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day prior to the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than

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2:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that, if a notice of optional prepayment of any Loans is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a portion of any Borrowing made by either Borrower shall be applied ratably to the Loans of such Borrower included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

     (h) In the event that the amount of any prepayment required to be made pursuant to paragraph (c), (d) or (e) above shall exceed the aggregate principal amount of the outstanding ABR Loans of the Class required to be prepaid (the amount of any such excess being called the "Excess Amount"), the Borrowers shall have the right, in lieu of making such prepayment in full, to prepay all the outstanding applicable ABR Loans of such Class and to deposit an amount equal to the Excess Amount with the Collateral Agent in a cash collateral account maintained (pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Collateral Agent. Any amounts so deposited shall be held by the Collateral Agent as collateral for the Obligations and applied to the prepayment of the applicable Eurodollar Loans on the next succeeding Interest Payment Date applicable thereto. On any Business Day on which (i) collected amounts remain on deposit in or to the credit of such cash collateral account after giving effect to the payments made on such day pursuant to this Section 2.11(h) and (ii) the Cayman Borrower shall have delivered to the Collateral Agent a written request or a telephonic request (which shall be promptly confirmed in writing) that such remaining collected amounts be invested in the Permitted Investments specified in such request, the Collateral Agent shall use its reasonable efforts to invest such remaining collected amounts in such Permitted Investments, provided

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that the Collateral Agent shall have continuous dominion and full control over any such investments (and over any interest that accrues thereon) to the same extent that it has dominion and control over such cash collateral account and no Permitted Investment shall mature after the Interest Payment Date on which it is to be applied. The Borrowers shall not have the right to withdraw any amount from such cash collateral account until the applicable Eurodollar Loans and accrued interest thereon are paid in full and, in any event, if a Default then exists or would result.

     SECTION 2.12. Fees. (a) The Cayman Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Margin on the average daily unused amount of the Revolving Commitment of such Revolving Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

     (b) The Cayman Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at per annum rate, separately agreed upon between the Cayman Borrower and the Issuing Bank, on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on

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which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date, provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For the purposes of calculating the average daily amount of the LC Exposure for any period under this Section 2.12(b), the average daily amount of the Alternative Currency LC Exposure for such period shall be calculated by multiplying (x) the average daily balance of each Alternative Currency Letter of Credit (expressed in the currency in which such Alternative Currency Letter of Credit is denominated) by (y) the Exchange Rate for each such Alternative Currency in effect on the last Business Day of such period or by such other reasonable method that the Administrative Agent deems appropriate.

     (c) The Cayman Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Cayman Borrower and the Administrative Agent.

     (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds in dollars, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Margin.

     (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

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                                                                              90

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, to the fullest extent permitted by applicable law, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

     (d) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) in the case of Revolving Loans, upon termination of the Revolving Commitments and (iii) in the case of Term Loans, on the Tranche A Maturity Date or Tranche B Maturity Date, as applicable, provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and
(iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent in accordance with the terms hereof, and such determination shall be prima facie evidence thereof.

     SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

     (a) the Administrative Agent determines (which determination shall be prima facie evidence thereof) that adequate and reasonable means do not exist for

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                                                                              91

   ascertaining the Adjusted LIBO Rate for such Interest Period; or

     (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Cayman Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Cayman Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (it being understood that the Administrative Agent will use commercially reasonable efforts to give such notice as soon as practicable after such circumstances no longer exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     SECTION 2.15. Increased Costs. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 2.17) shall:

     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

     (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender or the Issuing

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                                                                              92

Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on a Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the applicable Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

     (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, and setting forth in reasonable detail the basis on which such amount or amounts were calculated and stating that such calculation has been made in a manner consistent with the treatment given by such Lender or Issuing Bank to similar businesses in similar circumstances, shall be delivered to the Cayman Borrower and shall be prima facie evidence thereof. The applicable Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof.

     (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Cayman Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing

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                                                                              93

Bank's intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(g) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Cayman Borrower pursuant to Section 2.19, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss (other than lost profits), cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, and setting forth in reasonable detail the basis on which such amount or amounts were calculated, shall be delivered to the Cayman Borrower and shall be prima facie evidence thereof. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt thereof.

     SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of either Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified

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                                                                              94

Taxes or Other Taxes, provided that if either Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions and (iii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the applicable Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The applicable Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Cayman Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by either Borrower to a Governmental Authority, the applicable Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender (or Participant) that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or under any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall

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                                                                              95

deliver to the Cayman Borrower (with a copy to the Administrative Agent) (or in the case of a Participant, to the Foreign Lender from which the related participation was purchased), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Cayman Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender (or Participant) has received written notice from the Cayman Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation. In addition, each Foreign Lender (or Participant) shall deliver substitute forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender (or Participant), provided that such Foreign Lender (or Participant) has received written notice from the Cayman Borrower advising it of such obsolescence and supplying such substitute forms.

     (f) If the Administrative Agent or a Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by either Borrower or with respect to which either Borrower has paid additional amounts pursuant to this Section 2.17, which the Administrative Agent or such Lender or the Issuing Bank is able to identify as such, it shall pay such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this
Section 2.17 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender or the Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that each Borrower agrees to pay, upon the request of the Administrative Agent or such Lender or the Issuing Bank, the amount paid to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender or the Issuing Bank in the event the Administrative Agent or such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. Nothing contained in this
Section 2.17(f) shall require the Administrative Agent or any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to either Borrower or any other Person.

     SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
(a) Each Borrower shall make each payment required to be made by it hereunder or

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under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Except as provided in Section 2.05(e), all payments under each Loan Document shall be made in dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest

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                                                                              97

thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from the Cayman Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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                                                                              98

     (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under Section 2.15, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Cayman Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Cayman Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder,

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                                                                              99

from the assignee (to the extent of such outstanding principal and accrued interest and fees) or either Borrower (in the case of all other amounts) and
(iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply. Nothing in this Section 2.19 shall be deemed to prejudice any rights that either Borrower may have against any Lender as a result of any default by any such Lender in its obligations to fund Loans hereunder.

     SECTION 2.20. Change in Law. Notwithstanding any other provision of this Agreement, if, after the date hereof, (i) any Change in Law shall make it unlawful for any Issuing Bank to issue Letters of Credit denominated in an Alternative Currency, or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls) or currency exchange rates that would make it impracticable for any Issuing Bank to issue Letters of Credit denominated in such Alternative Currency for the account of the Cayman Borrower, then by prompt written notice thereof to the Cayman Borrower and to the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), such Issuing Bank may declare that Letters of Credit will not thereafter be issued by it in the affected Alternative Currency or Alternative Currencies, whereupon the affected Alternative Currency or Alternative Currencies shall be deemed (for the duration of such declaration) not to constitute an Alternative Currency for purposes of the issuance of Letters of Credit by such Issuing Bank.

                                  ARTICLE III

                         Representations and Warranties

     Each of Holdings and the Borrowers represents and warrants to the Lenders with respect to itself and its subsidiaries that:

     SECTION 3.01. Organization; Powers. Each of Holdings, the Borrowers and the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its

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                                                                             100

organization or incorporation, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by each of Holdings and the Borrowers and constitutes, and each other Loan Document to which any Loan Party (other than a Subsidiary Loan Party that is a Subsidiary Loan Party solely pursuant to clause (b) of the definition of the term "Subsidiary Loan Party") is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, such Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity and an implied covenant of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

     SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by or before, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents and, except where the failure to obtain such consent or approval or to make such registration or filing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation in any material respect or the memorandum and articles of association, charter, by-laws or other organizational documents of Holdings, either Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon Holdings, either Borrower or any of the Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by Holdings, either Borrower or any of the Subsidiaries, except for violations or payments that, individually and in the aggregate, could not reasonably be expected to have a

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                                                                             101

Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, either Borrower or any of the Subsidiaries, except Liens created under the Loan Documents.

     SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Holdings has heretofore furnished to the Lenders (i) the consolidated statements of income, stockholders' equity and cash flows of the Company as of and for the fiscal years ended June 30, 1998, June 30, 1999, and June 30, 2000, and (ii) the consolidated balance sheets of the Company as of June 30, 1999, and June 30, 2000, in each case reported on by Ernst & Young, independent public accountants. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Acquired Company as of such dates and for such periods in accordance with GAAP.

     (b) Holdings has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of June 30, 2000, and its pro forma statements of income stockholders' equity and cash flows as of and for the fiscal year ended June 30, 2000, in each case prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated financial statements (i) have been prepared in good faith based on assumptions made known to the Lenders (which assumptions are believed by Holdings and the Borrowers to be reasonable at the time of preparation) and upon information not known to be incorrect or unreasonable in any material respect and (ii) accurately reflect in all material respects all adjustments necessary to give effect to the Transactions.

     (c) Holdings has heretofore furnished to the Lenders unaudited summary financial statements of the Company for each fiscal month ended after June 30, 2000, and at least 30 days prior to the date hereof. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Company and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP.

     (d) Except as disclosed in the financial statements referred to in paragraphs (a) and (b) above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings, the Borrowers or the Subsidiaries has, as of the Effective Date, any material

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                                                                             102

contingent liabilities, unusual long-term commitments or unrealized losses.

     (e) Since June 30, 2000, there has been no material adverse change in the business, financial condition or results of operations of Holdings, the Borrowers and the Subsidiaries, taken as a whole.

     SECTION 3.05. Properties. (a) Holdings, each Borrower and each of the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and subject to Permitted Encumbrances.

     (b) Holdings, each Borrower and each of the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Holdings, the Borrowers and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by either Borrower or any of the Subsidiaries as of the Effective Date after giving effect to the Transactions.

     (d) As of the Effective Date, none of Holdings, either Borrower or any of the Subsidiaries has received notice of, or has knowledge of, any material pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

     SECTION 3.06. Litigation and Environmental Matters. (a) Except for the Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrowers, threatened against or affecting Holdings, either Borrower or any of the Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or
(ii)(x) that involve any of the Loan

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                                                                             103

Documents or the Transactions, (y) that are not frivolous and (z) if adversely determined, would reasonably be expected to be adverse to the interests of the Lenders.

     (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, either Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

     (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 3.07. Compliance with Laws and Agreements. Each of Holdings, the Borrowers and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     SECTION 3.08. Investment and Holding Company Status. None of Holdings, either Borrower or any of the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 3.09. Taxes. Holdings, each Borrower and each of the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, such Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

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                                                                             104

     SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that, if it were required to be fully paid, would reasonably be expected to result in a Material Adverse Effect. Neither of the Borrowers nor any of the ERISA Affiliates has engaged in a transaction with respect to any employee benefit plan that would reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.11. Disclosure. Holdings and the Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which Holdings, either Borrower or any of the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The Information Memorandum and the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, (a) with respect to projected financial information, Holdings and the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and (b) with respect to information regarding the hard disc drive market and other industry data, Holdings and the Borrowers represent only that such information was prepared by third-party industry research firms, and although Holdings and the Borrowers believe such information is reliable, Holdings and the Borrowers cannot guarantee the accuracy and completeness of the information and have not independently verified such information.

     SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of Holdings, each Borrower and each Subsidiary in, each Subsidiary and

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                                                                             105

identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

     SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings, the Borrowers and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance that are required to have been paid have been paid. Holdings and the Borrowers believe that the insurance maintained by or on behalf of Holdings, the Borrowers and the Subsidiaries is adequate in all material respects.

     SECTION 3.14. Labor Matters. As of the Effective Date, there are no material strikes, lockouts or slowdowns against Holdings, either Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrowers, threatened. Except as could not be reasonably expected to result in a Material Adverse Effect, (a) the hours worked by and payments made to employees of Holdings, the Borrowers and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, (b) all payments due from Holdings, either Borrower or any Subsidiary, or for which any claim may be made against Holdings, either Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, such Borrower or such Subsidiary and (c) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, either Borrower or any Subsidiary is bound.

     SECTION 3.15. Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets (including all rights under the Indemnity, Subrogation and Contribution Agreement and any similar agreement) of each Core Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Core Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Core Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Core Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

     SECTION 3.16. Senior Indebtedness. The Obligations constitute "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

                                   ARTICLE IV

                                   Conditions

     SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

     (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

     (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i)(A) Simpson Thacher & Bartlett, United States counsel for the Borrowers, substantially in the form of Exhibit B-1(A), (B) William L. Hudson, General Counsel of Holdings, substantially in the form of Exhibit B-1(B), (C) Susan Wolfe, General Counsel of Seagate Software, substantially in the form of Exhibit B-1(C), (D) Dorsey & Whitney LLP, counsel to XIOtech Corporation, substantially in the form of Exhibit B-1(D),
   (ii) Walkers, Cayman Islands counsel for the Borrowers, substantially in the form of Exhibit B-2, (iii) Lee & Lee, Singapore counsel for the Borrowers, substantially in the form of Exhibit B-3, (iv) L'Estrange & Brett Solicitors, Northern Ireland counsel for the Borrowers, substantially in the form of Exhibit B-4, (v) Clifford Chance, Netherlands counsel for the Administrative Agent, substantially in the form of Exhibit B-5,

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                                                                             107

   (vi) Burness, Scotland counsel for the Borrowers, substantially in the form of Exhibit B-6, (vii) United States local counsel in each jurisdiction where a Mortgaged Property is located, substantially in the form of Exhibit B-7,
   (viii) Siam Premier, Thailand counsel for the Administrative Agent, substantially in the form of Exhibit B-8, and (ix) local counsel for the Borrowers in each jurisdiction listed on Schedule 1.02 from which an opinion of counsel is not otherwise required pursuant to this paragraph, in substantially the form of Exhibit B-9, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. Each of Holdings and the Borrowers hereby requests such counsel to deliver such opinions.

     (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or incorporation, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

     (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Cayman Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

     (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

     (f) The requirements set forth in paragraphs (a), (f), (g), (h), (i) and
   (j) of the Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received (i) a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial

   Officer of the Cayman Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been or simultaneously are being released and (ii) evidence that the Cash Accounts in compliance with the terms of the applicable Security Documents shall have been established.

     (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

     (h) Holdings shall have received gross cash proceeds of not less than $1,100,000,000 (less the amount of the Equity Rollover and the Management Loans) and the Rollover Agreements shall have been executed by the parties thereto.

     (i) The Cayman Borrower shall have received or shall receive substantially simultaneously gross cash proceeds of not less than $200,000,000 from the issuance of the Subordinated Debt. The terms and conditions of the Subordinated Debt and the provisions of the Subordinated Debt Documents and all material documentation related thereto shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received copies of the Subordinated Debt Documents, certified by a Financial Officer as complete and correct.

     (j) All material documentation entered into in connection with the Acquisition Documents shall have been executed by all parties thereto in a form reasonably acceptable to the Administrative Agent.

     (k) All applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any materially burdensome conditions on the consummation of the Transactions. There shall be no governmental or judicial action, actual or threatened, that has or could have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on the consummation of

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                                                                             109

   the Transactions. The Acquisition and the other Transactions shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with the Acquisition Documents and applicable law (including all applicable restrictions on dividends, distributions or intercompany transfers), without any amendment to or waiver of any terms or conditions of the Acquisition Documents that are materially adverse to the Lenders and not approved by the Administrative Agent. The Administrative Agent shall have received copies of the Acquisition Documents and all certificates, opinions and other documents delivered thereunder, certified by a Financial Officer as complete and correct.

     (l) The Administrative Agent shall have received a pro forma consolidated balance sheet of Holdings as of June 30, 2000, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, together with a certificate of Holdings to the effect that such pro forma balance sheet fairly presents in all material respects the pro forma financial position of Holdings and its subsidiaries. The Administrative Agent shall be reasonably satisfied that such balance sheet and the transactions in connection with the Transactions and the financing arrangements contemplated hereby are consistent with the sources and uses described in Annex II to the Summary of Principal Terms and Conditions with respect to the credit facilities contemplated hereby and are not materially inconsistent with the information or projections and the financial model delivered to the Administrative Agent prior to the date hereof. After giving effect to the Transactions, (i) none of Holdings, either Borrower or any of the Subsidiaries shall have outstanding any preferred shares or shares of preferred stock (other than shares set forth on Schedule 3.12) or any Indebtedness, other than (A) Indebtedness incurred under the Loan Documents,
   (B) the Subordinated Debt and (C) the Indebtedness set forth in Schedule 6.01, (ii) the Cayman Borrower shall have outstanding no ordinary shares other than ordinary shares owned by HDD Holdings, (iii) the U.S. Borrower shall have outstanding no common stock other than common stock owned by HDD Holdings, (iv) HDD Holdings shall have outstanding no common stock other than common stock owned by Intermediate Holdings and (v) Intermediate Holdings shall have outstanding no ordinary shares other than ordinary shares owned by Holdings and common stock issued upon exercise of Permitted Options to Permitted Optionholders.

     (m) The Administrative Agent shall have received a solvency letter, in form and substance satisfactory to the Administrative Agent, from Valuation Research or another firm reasonably acceptable to the Administrative Agent, with respect to the solvency of the Loan Parties after giving effect to the Transactions.

     (n) As of the Effective Date, immediately after giving effect to the Transactions and the other transactions contemplated by the Acquisition Documents, the Core Loan Parties will have on deposit in the Cash Accounts cash in an amount that, when added to the aggregate principal amount (and liquidation value) of Permitted Investments then held in the Cash Accounts, equals at least $750,000,000, and the Administrative Agent shall have received a certificate from the Cayman Borrower to the foregoing effect.

     (o) The Administrative Agent shall have received audited financial statements of the Company as of the end of and for the fiscal years 1998, 1999 and 2000 and unaudited summary financial statements of the Company for each fiscal month ended after June 30, 2000, and at least 30 days prior to the Effective Date, together with a certificate of the Cayman Borrower to the effect that such financial statements fairly present in all material respects the financial position and results of operations of the Company as of such dates and for such periods in accordance with GAAP, and the Administrative Agent shall be reasonably satisfied that such financial statements are not materially inconsistent with the information or projections and the financial model delivered to the Administrative Agent prior to the date hereof. Holdings and the Borrowers will also have provided such other financial information as the Administrative Agent may reasonably request in connection with the Acquisition.

     (p) The Administrative Agent shall be reasonably satisfied that no legal or other restrictions exist that would prevent the transfer to the Borrowers by the Subsidiaries of the funds required to service the Indebtedness outstanding under the Loan Documents and the Subordinated Debt Documents.

The Administrative Agent shall notify the Cayman Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on November 30, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

     (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

     (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and each Borrower on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section. For purposes of the foregoing, the term "Borrowing" shall not include the continuation or conversion of Loans in which the aggregate amount of such Loans is not being increased.

                                   ARTICLE V

                             Affirmative Covenants

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of

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                                                                             112

Holdings and each Borrower covenants and agrees with the Lenders that:

     SECTION 5.01. Financial Statements and Other Information. Holdings will furnish to the Administrative Agent:

     (a) within 90 days after the end of each fiscal year of Holdings, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit or any other material qualification or exception) to the effect that such consolidated financial statements present fairly in all material respects the consolidated financial condition and results of operations of Holdings, the Borrowers and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, its unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then-elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the consolidated financial condition and results of operations of Holdings, the Borrowers and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

     (c) concurrently with any delivery of financial statements under paragraph
   (a) or (b) above, a certificate of a Financial Officer of Holdings (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably

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   detailed calculations demonstrating compliance with Sections 6.12, 6.13 and
   6.14, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of Holdings's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) identifying any Permitted Acquisitions that have been consummated since the end of the previous fiscal quarter, including the date on which each such Permitted Acquisition was consummated and the consideration therefor, (v) identifying any Prepayment Events that have occurred since the end of the previous fiscal quarter and setting forth a reasonably detailed calculation of the Net Proceeds received from Prepayment Events since the end of such previous fiscal quarter and (vi) specifying the Historical Investment in each Permitted Spinoff Subsidiary and Investment Business as of the date of such financial statements;

     (d) concurrently with any delivery of financial statements under paragraph
   (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

     (e) concurrently with any delivery of financial statements under paragraph
   (a) above with respect to any fiscal year, a detailed consolidated operating and capital expenditure budget for the following fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth any material assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

     (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, either Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or, in the event that Holdings becomes a publicly traded company, distributed by Holdings to its shareholders generally, as the case may be; and

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     (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, either Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.02. Notices of Material Events. Holdings and each Borrower will furnish, promptly upon Holdings's or such Borrower's obtaining knowledge thereof, to the Administrative Agent written notice of the following:

     (a) the occurrence of any Default;

     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, either Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

     (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings, the Borrowers and the Subsidiaries in an aggregate amount exceeding $10,000,000; and

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Holdings or the applicable Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 5.03. Information Regarding Collateral. (a) Holdings will furnish to the Administrative Agent prompt written notice of any change (i) in the corporate name of any Loan Party that executes any Security Document or in any trade name used to identify such Loan Party in the conduct of its business or in the ownership of its properties, (ii) in the location of any such Loan Party's chief executive office, such Loan Party's principal place of business, any office in which such Loan Party maintains books or records relating to Collateral owned by it or, to the extent that such Collateral has an aggregate fair market value in excess of $10,000,000, any office or facility at

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which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in the Federal Taxpayer Identification Number of any Loan
Party that executes any Security Document. Holdings agrees not to effect or permit any change referred to in the preceding sentence unless all filings, if any, have been made, or will have been made within the applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties. Holdings also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

     (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to paragraph (a) of Section 5.01, Holdings shall deliver to the Administrative Agent a certificate of a Financial Officer of Holdings (i) setting forth all changes in the information set forth in Section 2 of the Perfection Certificate or confirming that there has been no change in such information, in either case since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section, and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record or have been delivered to the Administrative Agent for filing in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

     SECTION 5.04. Existence; Conduct of Business. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, contracts, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names used in the conduct of the business of Holdings, the Borrowers and the Subsidiaries taken as a whole, except, in the case of clause (b) of this
Section 5.04, to the extent

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that the failure to take any such action could not reasonably be expected to have a Material Adverse Effect, and provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.03 or any sale of assets permitted under Section 6.05.

     SECTION 5.05. Payment of Obligations. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, pay its Material Indebtedness and other material obligations not constituting Indebtedness, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Holdings, the applicable Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.06. Maintenance of Properties. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, keep and maintain all property material to the conduct of the business of Holdings, the Borrowers and the Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted.

     SECTION 5.07. Insurance. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. Holdings will furnish to the Administrative Agent, upon request, information in reasonable detail as to the insurance so maintained.

     SECTION 5.08. Casualty and Condemnation. Holdings (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or

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by condemnation or similar proceeding and (b) will cause the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) to be applied in accordance with Section 2.11.

     SECTION 5.09. Books and Records; Inspection and Audit Rights. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all material dealings and transactions in relation to its business and activities. Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and at such reasonable intervals as may be reasonably requested, provided that any such visit or inspection by a Lender other than the Administrative Agent shall be coordinated by (and any request for such a visit or inspection shall be presented through) the Administrative Agent.

     SECTION 5.10. Compliance with Laws. Each of Holdings and each Borrower will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.11. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans, together with other existing cash of Holdings, the Borrowers and the Subsidiaries in an amount equal to the difference between $150,000,000 and the aggregate principal amount of Revolving Loans made on the Effective Date, the proceeds of the Revolving Loans made on the Effective Date and the proceeds of the Subordinated Debt, will be used on the Effective Date, only for the payment of (a) amounts payable under the Acquisition Documents as consideration for the Repurchase and (b) fees and expenses payable in connection with the Transactions (including compensation to members of senior management of the Sold Subsidiaries terminated in connection with the Transactions). The proceeds of the Revolving Loans made after the Effective Date and Swingline Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any

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of the Regulations of the Board, including Regulations T, U and X. Letters of
Credit will be issued only to support obligations of the Borrowers or any Subsidiary incurred in the ordinary course of business.

     SECTION 5.12. Additional Subsidiaries. If any additional Subsidiary is formed or acquired (or any Moribund Subsidiary that would otherwise be a Loan Party ceases to be a Moribund Subsidiary) after the Effective Date, Holdings will, (a) within ten Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof (and, if such Subsidiary is or will become a Subsidiary Loan Party, identifying the subclause of the definition of the term Subsidiary Loan Party pursuant to which it became or will become a Subsidiary Loan Party) and (b) within 30 Business Days after such Subsidiary is formed or acquired (or, if such Subsidiary is a Foreign Subsidiary
(i) to which clause (d)(i) or (d)(ii) of the definition of the term Collateral and Guarantee Requirement applies, within 60 Business Days after such Foreign Subsidiary is formed or acquired or (ii) to which clause (d) (iii) of the definition of the term Collateral and Guarantee Requirement applies, within 60 Business Days after the financial statements pursuant to which such Foreign Subsidiary has become subject to clause (d)(iii) of the definition of the term Collateral and Guarantee Requirement have been delivered to the Administrative Agent), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party (except that, if such Subsidiary is (A) a Foreign Subsidiary and (B) a direct or indirect subsidiary of the U.S. Borrower, shares of common stock of such Subsidiary to be pledged pursuant to the applicable Pledge Agreement may be limited to 65% of the outstanding common stock of such Subsidiary).

     SECTION 5.13. Further Assurances. (a) Each of Holdings and each Borrower will, and will cause each of its subsidiaries that is a Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust, charges and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. Holdings and the Borrowers also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to

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the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

     (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by either Borrower or any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under any Security Document that become subject to the Lien of such Security Document upon acquisition thereof), the Cayman Borrower will notify the Administrative Agent, and, if requested by the Administrative Agent or the Required Lenders, the Cayman Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section (except, in the case of the Foreign Subsidiaries, as provided by applicable law), all at the expense of the Loan Parties.

     SECTION 5.14. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrowers will enter into, and thereafter for a period of not less than two years after the Effective Date will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to ensure that at least 50% of the outstanding Long-Term Indebtedness of Holdings, the Borrowers and the consolidated Subsidiaries is effectively subject to a fixed rate of interest.

     SECTION 5.15. Cash Accounts. (a) The Borrowers and/or the other Core Loan Parties will at all times maintain the Cash Accounts in the United States, the Cayman Islands or an Approved Cash Account Jurisdiction and (b) each of Holdings and each Borrower will, and will cause each of the Subsidiaries to, keep all its cash and Permitted Investments (other than (i) up to $100,000,000 in cash in the aggregate for Holdings, the Borrowers and the Subsidiaries combined that is required for working capital purposes and (ii) additional cash and Permitted Investments to the extent the deposit thereof in the Cash Accounts would cause the aggregate amount of cash and carrying value of Permitted Investments in the Cash Accounts to exceed $500,000,000) on deposit in the Cash Accounts, provided, that (i) no Foreign Subsidiary shall be required to deposit any amount in the Cash Accounts if the deposit of such amount (or any distributions necessary to effect such

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deposit) would result in a material and adverse tax consequence to any Loan
Party and (ii) to the extent applicable local law allows any Foreign Subsidiary to make deposits into the Cash Accounts (or any distributions necessary to effect such deposits) only at regular intervals, such Foreign Subsidiary shall not be required to deposit any amounts into the Cash Accounts except at the intervals permitted by such local law.

                                   ARTICLE VI

                               Negative Covenants

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and each Borrower covenants and agrees with the Lenders that:

     SECTION 6.01. Indebtedness; Certain Equity Securities. (a) Each Borrower will not, and each of Holdings and each Borrower will not permit any of its subsidiaries that are Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

     (i) Indebtedness created under the Loan Documents;

     (ii) the Subordinated Debt;

     (iii) Indebtedness existing on the date hereof and set forth in Schedule
   6.01 and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

     (iv) Indebtedness of either Borrower to Holdings, to any Subsidiary or to the other Borrower and of any Subsidiary to either Borrower, Holdings or any other Subsidiary, provided that Indebtedness of any Subsidiary that is not a Core Loan Party to either Borrower or any Core Loan Party shall be subject to
   Section 6.04;

     (v) Guarantees by either Borrower of Indebtedness of Holdings, any Subsidiary or of the other Borrower, by Holdings of Indebtedness of either Borrower or any Subsidiary and by any Subsidiary of Indebtedness of Holdings, either Borrower or any other Subsidiary,

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   provided that such Indebtedness is otherwise permitted hereunder, and provided further that Guarantees by Holdings, either Borrower or any Core Loan Party of Indebtedness of any Subsidiary that is not a Core Loan Party shall be subject to Section 6.04;

     (vi) Indebtedness of either Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement), and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $100,000,000 at any time outstanding;

     (vii) Indebtedness of either Borrower or any Subsidiary in respect of workers' compensation claims, self-insurance obligations, performance bonds, surety, appeal or similar bonds and completion guarantees provided by the Borrowers and the Subsidiaries in the ordinary course of their business, provided that upon the incurrence of Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims, such obligations are reimbursed within 30 days following such drawing or incurrence;

     (viii) Indebtedness of either Borrower or any Subsidiary that was Indebtedness of any other Person existing at the time such other Person was merged with or became a Subsidiary, including Indebtedness incurred in connection with, or in contemplation of, such other Person's merging with or becoming a Subsidiary, and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted under this clause (viii) shall not exceed $25,000,000 at any time outstanding;

     (ix) other Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding, provided that the aggregate principal

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   amount of Indebtedness of the Subsidiaries that are not Core Loan Parties permitted by this clause (ix) shall not exceed $25,000,000 at any time outstanding;

     (x) Indebtedness in respect of letters of credit (including the Outside Letters of Credit) not issued under this Agreement and issued in the ordinary course of the applicable Borrower's or Subsidiary's business, provided that the aggregate face amount of undrawn and unexpired letters of credit issued and outstanding pursuant to this clause (x) plus the aggregate amounts drawn but not reimbursed under letters of credit issued pursuant to this clause (x) shall not exceed $100,000,000 at any time;

     (xi) Indebtedness representing deferred compensation to employees of the Borrowers or the Subsidiaries incurred in the ordinary course of the applicable Borrower's or Subsidiary's business, consistent with the historical practices of such Borrower or such Subsidiary; and

     (xii) Indebtedness under the Existing Notes, provided x that (a) such Indebtedness shall be permitted to be outstanding only until 45 days after the Effective Date, or if the trustee under the indenture under which a series of Existing Notes has been issued reasonably extends the date of redemption for such Existing Notes, the Existing Notes of such series shall be permitted to be outstanding until the earlier of the extended date of redemption and 120 days after the Effective Date and (b) Indebtedness under the Existing Notes shall be permitted only to the extent that (i) funds sufficient to effect the redemption of such Existing Notes and the repayment in full of all amounts due thereunder (including in respect of principal, interest, premium, penalties and fees) remain irrevocably deposited in a trust maintained for the sole purpose of such redemption and repayment and
   (ii) the indenture under which the Existing Notes were issued has been terminated in accordance with Section 401 of such indenture.

     (b) Neither Holdings nor HDD Holdings will create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Loan Documents, (ii) the Subordinated Debt and (iii) Indebtedness permitted under clause (a)(iv) of this Section 6.01.

     (c) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that are

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Subsidiaries to, issue any preferred shares or other preferred Equity Interests, except that (i) Holdings may issue preferred shares or other preferred Equity Interests of Holdings that do not require mandatory cash dividends or redemptions and do not provide for any right on the part of the holder to require redemption, repurchase or repayment thereof, in each case prior to the date that is 91 days after November 22, 2006, (ii) Intermediate Holdings or HDD Holdings, as applicable, may issue to Holdings its preferred shares or other preferred Equity Interests that do not require mandatory cash dividends or redemptions and do not provide for any right on the part of the holder to require redemption, repurchase or repayment thereof, in each case prior to the date that is 91 days after November 22, 2006, and (iii) Holdings, either
Borrower or any Subsidiary may issue directors' qualifying shares or shares required by applicable law to be held by a Person other than Holdings, either Borrower or any Subsidiary.

     SECTION 6.02. Liens. (a) The Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that are Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

     (i) Liens created under the Loan Documents;

     (ii) Permitted Encumbrances;

     (iii) any Lien on any property or asset of either Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of either Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

     (iv) any Lien existing on any property or asset prior to the acquisition thereof by either Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary , as the case may be, (B) such Lien shall not apply to any other property or assets of either Borrower or any Subsidiary

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   and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

     (v) Liens on fixed or capital assets acquired, constructed or improved by either Borrower or any Subsidiary, provided that (A) such Liens secure Indebtedness permitted by clause (vi) of Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of either Borrower or any Subsidiary;

     (vi) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights;

     (vii) Liens in favor of a landlord on leasehold improvements in leased premises;

     (viii) Liens arising by operation of law, including Liens imposed pursuant to Environmental Laws or ERISA, that secure obligations in an aggregate amount not to exceed $5,000,000 at any time outstanding;

     (ix) "Permitted Encumbrances" under and as such term is defined in the respective Mortgages in respect of the applicable Mortgaged Properties;

     (x) Liens arising from Permitted Investments described in clause (d) of the definition of the term Permitted Investments; and

     (xi) Other Liens securing obligations not exceeding $10,000,000 at any one time outstanding.

     (b) Neither Holdings nor HDD Holdings will create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Security Documents and Permitted Encumbrances.

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                                                                             125

     SECTION 6.03. Fundamental Changes. (a) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that are Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge with Holdings or either Borrower in a transaction in which the surviving entity is a Person organized or existing under the laws of the United States of America, any State thereof, the District of Columbia or the Cayman Islands and, if such surviving entity is not Holdings or the applicable Borrower, as the case may be, such Person expressly assumes, in writing, all the obligations of Holdings or such Borrower, as the case may be, under the Loan Documents, (ii) any Person may merge with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Core Loan Party) is a Core Loan Party and
(iii) any Subsidiary (other than a Core Loan Party) may liquidate or dissolve if the Cayman Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders, provided that any such merger described in clauses (i) or (ii) hereof involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Sections 6.04 and 6.08.

     (b) The Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that are Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and the Subsidiaries on the date of execution of this Agreement and businesses reasonably related, ancillary or complementary thereto.

     (c) Holdings will not engage in any business or activity other than the ownership of capital stock of (i) Intermediate Holdings and (ii) other Subsidiaries and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of capital stock of Intermediate Holdings and other Subsidiaries, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, subordinated Guarantees by Holdings of the Subordinated Debt and of obligations of the Borrowers and the Subsidiaries under leases of real property, obligations under any stock option plans or other benefit plans for management or employees of Holdings, the Borrowers and the Subsidiaries, liabilities imposed by law, including tax liabilities, and other

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liabilities incidental to its existence and permitted business and activities).

     (d) Intermediate Holdings will not engage in any business or activity other than the ownership of all the outstanding capital stock of SAN Holdings and HDD Holdings and activities incidental thereto. Intermediate Holdings will not own or acquire any assets (other than shares of capital stock of SAN Holdings and HDD Holdings, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, subordinated Guarantees by Intermediate Holdings of the Subordinated Debt and of obligations of the Borrowers and the other Subsidiaries under leases of real property, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business activities).

     (e) HDD Holdings will not engage in any business or activity other than the ownership of all the outstanding capital stock of the U.S. Borrower and the Cayman Borrower and activities incidental thereto. HDD Holdings will not own or acquire any assets (other than shares of capital stock of the U.S. Borrower and the Cayman Borrower, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, a subordinated Guarantee of the obligations of Tape Holdings under the Deferred Compensation Plans, subordinated Guarantees by Intermediate Holdings of the Subordinated Debt and of obligations of the Borrowers and the other Subsidiaries under leases of real property, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business activities).

     (f) Each of Holdings and the Borrowers will not permit any Permitted Spinoff Subsidiary or Investment Business to own any material assets used in the rigid disc drive operations of Holdings and its subsidiaries.

     SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that are Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise

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acquire (in one transaction or a series of transactions) any assets of any other
Person constituting a business unit, except:

     (a) the Acquisition;

     (b) Permitted Investments;

     (c) investments existing on the date hereof and set forth on Schedule 6.04;

     (d) investments by Holdings, the Borrowers and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by Holdings, either Borrower or a Subsidiary Loan Party shall, to the extent required by the Collateral and Guarantee Requirement, be pledged pursuant to the applicable Pledge Agreement or Foreign Security Agreement and (ii) the aggregate amount of investments made after the Effective Date by Core Loan Parties in, and loans and advances outstanding at any time by Core Loan Parties to, and Guarantees outstanding at any time by Core Loan Parties of Indebtedness of, Subsidiaries that are not Core Loan Parties (including all such loans, advances and Guarantees existing on the date hereof and all investments made in, outstanding loans and advances to, and outstanding Guarantees of Indebtedness of, any Permitted Spinoff Subsidiary that were made at a time when such Permitted Spinoff Subsidiary was a Core Loan Party) shall not exceed $150,000,000 at any time outstanding, provided that (x) the total investment in a Permitted Spinoff Subsidiary will be deemed to be reduced by the fair market value of any Publicly Traded Equity Securities held by any Core Party and received from the Permitted Spinoff in respect of such Permitted Spinoff Subsidiary (determined in good faith by a Financial Officer of Holdings at the time of such Permitted Spinoff) and (y) the total investment in SAN Holdings, Tape Holdings or HDD Holdings, as applicable, shall not include loans, capital contributions and other payments to SAN Holdings, Tape Holdings or HDD Holdings to permit SAN Holdings, Tape Holdings or HDD Holdings, as applicable, to make (or the subordinated Guarantee by HDD Holdings of Tape Holdings's obligation to make) Permitted Liquidity Event Distributions permitted by Section 6.08(a) (v) to, or for the account of, participants in their respective Deferred Compensation Plans;

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     (e) loans or advances made by Holdings to either Borrower or to any
   Subsidiary, made by either Borrower to the other Borrower, to any Subsidiary or to Holdings and made by any Subsidiary to Holdings, either Borrower or any other Subsidiary, provided that (i) any such loans and advances made by Holdings, either Borrower or a Subsidiary Loan Party shall be evidenced by a promissory note and, to the extent required by the Collateral and Guarantee Requirement, shall be pledged pursuant to the applicable Pledge Agreement or Foreign Security Agreement and (ii) the amount of such loans and advances made by Core Loan Parties to Subsidiaries that are not Core Loan Parties shall be subject to the limitation set forth in clause (d)(ii) above;

     (f) Guarantees constituting Indebtedness permitted by Section 6.01, provided that (i) a Subsidiary shall not provide Guarantee of the Subordinated Debt unless (A) such Subsidiary also has provided a Guarantee of the Obligations pursuant to a Guarantee Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release or termination of such Guarantee of the Obligations, and (ii) the aggregate principal amount of Indebtedness of Subsidiaries that are not Core Loan Parties that is Guaranteed by any Core Loan Party shall be subject to the limitation set forth in clause (d)(ii) above;

     (g) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

     (h) Permitted Acquisitions, provided that the sum of all consideration paid or otherwise delivered in connection with Permitted Acquisitions (including the principal amount of any Indebtedness issued as deferred purchase price and the fair market value of any other non-cash consideration) plus the aggregate principal amount of all Indebtedness otherwise incurred or assumed in connection with, or resulting from, Permitted Acquisitions (including Indebtedness of any acquired Persons outstanding at the time of the applicable Permitted Acquisition) shall not exceed, on a cumulative basis during the term of this Agreement,

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                                                                             129

     $200,000,000 plus the aggregate Net Proceeds received by Holdings, either Borrower or any Subsidiary after the date hereof from any capital contribution or issuance of Equity Interests that are applied to effect Permitted Acquisitions;

     (i) any investments in or loans to any other Person received as noncash consideration for sales, transfers, leases and other dispositions permitted by Section 6.05, including Publicly Traded Equity Securities received by Holdings, Seagate Software (Cayman) Holdings, Seagate SAN or Investment Holdings as consideration for any sale permitted by Section 6.05(c);

     (j) Guarantees by the Borrowers and the Subsidiaries of leases other than Capital Lease Obligations entered into by any Subsidiary as lessee;

     (k) extensions of credit in the nature of accounts receivable or notes receivable in the ordinary course of business;

     (l) investments in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

     (m) loans or advances to employees, directors and officers not exceeding $5,000,000 in the aggregate at any one time outstanding, in each case, made in the ordinary course of business consistent with prudent business practice;

     (n) investments in or acquisitions of stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to either Borrower or any Subsidiary or in satisfaction of judgments;

     (o) investments in the form of Hedging Agreements and treasury locks permitted under Section 6.07;

     (p) investments, loans, advances, guarantees and acquisitions resulting from a foreclosure by Holdings, either Borrower or any Subsidiary with respect to any secured investment or other transfer of title with respect to any secured investment in default;

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     (q) investments, loans, advances, guarantees and acquisitions the consideration for which consists solely of shares of common stock of Holdings;

     (r) Strategic Investments of Holdings in an amount not to exceed the sum of
   (i) $70,000,000 and (ii) any Net Proceeds received by Holdings, either Borrower or any Subsidiary (other than a Permitted Spinoff Subsidiary) from sales after the date hereof of (A) existing investments in an Investment Business, (B) future Strategic Investments made pursuant to this paragraph
   (r) or (C) assets received as the consideration for any sale referred to in clause (A) or (B) above, in each case not otherwise used (1) for a purpose that would result in a reduction in Net Proceeds or in the amount of prepayments required pursuant to Section 2.11, (2) to prepay the Loans in accordance with Section 2.11 or (3) to make a Permitted Liquidity Event Distribution;

     (s) capital contributions to CacheVision in an aggregate amount not to exceed $20,000,000;

     (t) capital contributions to E2 Open in an aggregate amount not to exceed $12,500,000;

     (u) prepayments or advances to vendors or suppliers of semiconductors in connection with any guarantee of supply by, or to fund the expansion of supply capacity by, such vendor or supplier, in an aggregate amount not to exceed $50,000,000 at any one time outstanding;

     (v) loans, capital contributions and other payments to SAN Holdings, Tape Holdings or HDD Holdings to permit SAN Holdings, Tape Holdings or HDD Holdings, as applicable, to make (and the subordinated Guarantee by HDD Holdings of Tape Holdings's obligation to make) Permitted Liquidity Event Distributions permitted by Section 6.08(a) (v)to, or for the account of, participants in their respective Deferred Compensation Plans;

     (w) capital contributions to Denmark Holdings or Netherlands Holdings in an aggregate amount not to exceed $35,000,000, provided that (i) each such capital contribution is made in cash and (ii) on the same day that any such capital contribution is made, either (A) Denmark Holdings shall contribute in cash the full amount of such capital contribution to a Core Loan Party organized under the laws of Mexico or Japan as

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   common equity or (B) Denmark Holdings shall contribute in cash the full amount of such capital contribution to Netherlands Holdings as common equity and Netherlands Holdings shall contribute in cash the full amount of such capital contribution to a Core Loan Party organized under the laws of Mexico or Japan as common equity; and

     (x) loans and advances to continuing members of management of Holdings, the Borrowers and the Subsidiaries in an aggregate principal amount not to exceed $10,000,000, provided that (i) the proceeds of such loans and advances are contributed to Holdings by such members of management as part of the Equity Contribution, (ii) such loans and advances are not reduced, forgiven or otherwise terminated in whole or in part except upon repayment thereof in full and in cash to the applicable Loan Party and (iii) such loans and advances are repaid in full and in cash within 90 days after the Effective Date.

     SECTION 6.05. Asset Sales. Holdings and the Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that is a Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Holdings or either Borrower permit any of its subsidiaries that is a Subsidiary to issue any additional Equity Interests in such Subsidiary, except:

     (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business and periodic clearance of aged inventory;

     (b) sales, transfers and dispositions to either Borrower or a Subsidiary, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Core Loan Party shall be made in compliance with
   Section 6.09;

     (c) Permitted Intermediate Holdings Equity Sales, Permitted HDD Holdings Equity Sales, Permitted Spinoffs and any sale for cash or Publicly Traded Equity Securities of (i) the Equity Interests in any Permitted Spinoff Subsidiary held by Holdings, the Borrowers or the Subsidiaries following the Permitted Spinoff of such Permitted Spinoff Subsidiary, (ii) all or substantially all the assets of a Permitted Spinoff Subsidiary or (iii) Publicly Traded Equity Securities received as the consideration for any sale permitted by this paragraph (c) (including a sale pursuant to this

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                                                                             132

   clause (iii)), provided that (A) at the time of and immediately after giving effect to such Permitted Intermediate Holdings Equity Sale, Permitted HDD Holdings Equity Sale, Permitted Spinoff or sale, no Default has occurred and is continuing or would result therefrom and (B) Holdings, the Borrowers and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such Permitted Intermediate Holdings Equity Sale, Permitted HDD Holdings Equity Sale, Permitted Spinoff, or sale with the covenants contained in Sections 6.12, 6.13 and 6.14 recomputed as at the last day of the most recent fiscal quarter of Holdings for which financial statements are available, as if such Permitted Intermediate Holdings Issuances, Permitted HDD Holdings Issuances, Permitted Spinoffs or sale had occurred on the first day of each relevant period for testing such compliance;

     (d) sales of shares of the common stock of Seagate Software to employees of Seagate Software upon the exercise of options granted under the Seagate Software Information Management Group Holdings, Inc. 1999 Stock Option Plan, as amended November 18, 1999 (the "Software Options"), provided that the aggregate number of shares sold pursuant thereto shall not at any time exceed 25% of the total number of shares of Seagate Software's outstanding common stock outstanding at such time;

     (e) issuances to officers, directors and employees of the Permitted Option Subsidiaries of options, warrants or other rights to purchase the capital stock of such Subsidiaries (together with the Software Options, the "Permitted Options") and sales of shares of capital stock of any such Subsidiaries to such officers, directors and employees upon the exercise of Permitted Options, provided that at no time shall the shares subject to (and issued upon the exercise of) Permitted Options of (i) Tape Holdings represent greater than 25% of the outstanding capital stock of Tape Holdings at such time, (ii) Intermediate Holdings represent greater than 20% of the outstanding capital stock of Intermediate Holdings at such time and (iii) Seagate SAN represent greater than 20% of the outstanding capital stock of Seagate SAN at such time (in each case calculated on a fully diluted basis after giving effect to all options to acquire common stock of such Permitted Option Subsidiary then outstanding, regardless of whether or not such options are then currently exercisable);

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     (f) sales of assets (other than Equity Interests in a Subsidiary) pursuant to a transaction permitted by Section 6.03(a);

     (g) sales of assets pursuant to a sale and leaseback transaction permitted by Section 6.06;

     (h) any sale of (i) either (A) capital stock or (B) all or substantially all the assets of any Investment Business or (ii) assets received as the consideration for any sale permitted by this paragraph (h) (including a sale pursuant to this clause (ii));

     (i) sales of assets received by Holdings, either Borrower or any Subsidiary upon the exercise of a power of sale or foreclosure by Holdings, either Borrower or any Subsidiary with respect to any secured investment or other transfer of title with respect to any secured investment in default;

     (j) licensing and cross-licensing arrangements entered into in the ordinary course of either Borrower's or any Subsidiary's business involving any technology or other intellectual property of such Borrower or such Subsidiary;

     (k) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (k) shall not during any fiscal year of Holdings exceed the sum of (i) $50,000,000 and
   (ii) commencing with the fiscal year ending on June 30, 2002, the positive difference (if any) between $50,000,000 and the fair market value of the assets sold, transferred or otherwise disposed of pursuant to this paragraph during the immediately preceding fiscal year of Holdings;

     (l) licensing of assets that constitute technology or other intellectual property to joint ventures in connection with investments permitted by
   Section 6.04;

     (m) transfers of patents and patent applications for flexure-based microactuator technology and flexure technology to Hutchinson Technology pursuant to the Hutchinson Settlement; and

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                                                                             134

     (n) Permitted Liquidity Event Distributions permitted by Section
   6.08(a)(v);

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clauses (b), (d), (e) and (n) above) shall be made for fair value and (except in the case of a transfer made pursuant to clause (b), (e), (f), (h), (i), (j), (l), (m) or (n) above) for consideration of at least 75% cash or cash equivalents, except to the extent expressly provided otherwise elsewhere in this Agreement.

     SECTION 6.06. Sale and Leaseback Transactions. The Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that is a Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (i) the sale and leaseback of the design centers located at (A) 389 Disc Drive, Longmont, Colorado and (B) 1280 Disc Drive, Shakopee, Minnesota and (ii) any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 180 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset, provided that the Borrowers and the Subsidiaries may enter into such transactions with respect to assets having a fair market value (determined in good faith by the Borrower with respect to any such asset at the time the transaction with respect to such asset is entered into) not to exceed $100,000,000 in the aggregate during the term of this Agreement.

     SECTION 6.07. Hedging Agreements. The Borrowers will not, and each of Holdings and the Borrowers will not permit any of its subsidiaries that is a Subsidiary to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14, (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which either Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities and (c) treasury locks entered into (i) in order to hedge or mitigate risks in connection with the redemption and repayment of the Existing Notes or (ii) in the ordinary course of business to hedge or mitigate risks to which either Borrower or any Subsidiary is exposed in the

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conduct of its business or the management of its liabilities.

     SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) Other than as specified in the first sentence of Section 5.11, neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

     (i) Holdings and the Subsidiaries may declare and pay dividends ratably with respect to their capital stock payable solely in additional shares of their capital stock;

     (ii) Subsidiaries (other than Intermediate Holdings and HDD Holdings) may declare and pay dividends ratably with respect to their capital stock, provided that no Subsidiary or Borrower may pay any dividend to Holdings pursuant to this clause (ii) if as a result of the payment or receipt of such dividend, Holdings would be required to pay any distribution to the Investors (or to increase the amount of any distribution otherwise payable) pursuant to clause (vii) of this Section 6.08 (a);

     (iii) Holdings, the Borrowers and the Subsidiaries may make Restricted Payments, not exceeding $25,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for directors, management or employees of Holdings, the Borrowers and the Subsidiaries, including the redemption or purchase of capital stock of Holdings or a Subsidiary held by former directors, management or employees of Holdings, either Borrower or any Subsidiary following termination of their employment;

     (iv) the Borrowers may pay dividends to HDD Holdings, HDD Holdings may pay dividends to Intermediate Holdings, and Intermediate Holdings may pay dividends to Holdings, in each case at such times and in such amounts, not exceeding $5,000,000 during any fiscal year, as shall be necessary to permit Holdings to discharge its permitted liabilities;

     (v) HDD Holdings and SAN Holdings may make Permitted Liquidity Event Distributions to Intermediate Holdings; Intermediate Holdings, Tape Holdings, Seagate Software and Investment Holdings may make Permitted Liquidity Event Distributions to Holdings, Holdings may

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   make Permitted Liquidity Event Distributions to the Investors and HDD
   Holdings, SAN Holdings and Tape Holdings may make Permitted Liquidity Event Distributions to, or for the account of, participants in their respective Deferred Compensation Plans, provided, in each case, that no Default has occurred and is continuing or would occur as a result of such Permitted Liquidity Event Distributions, provided further that, at least ten days before any Permitted Liquidity Event Distribution is made, Holdings shall deliver to the Administrative Agent a certificate of the chief financial officer of Holdings setting forth in reasonable detail Holdings's calculation of the amount of cash and Publicly Traded Equity Securities to be distributed in such Permitted Liquidity Event Distribution (including, in the case of a distribution of Distributable Liquidity Event Proceeds described in paragraph
   (b) of the definition of the term Distributable Liquidity Event Proceeds, the calculation of the Historical Investment in the applicable Investment Business or Permitted Spinoff Subsidiary);

     (vi) HDD Holdings may declare and pay special distributions to Intermediate Holdings, and Intermediate Holdings may declare and pay special distributions to Holdings, in each case as shall be necessary to permit Holdings to make Restricted Payments described in clause (vii) of this Section 6.08 in respect of tax obligations of the direct and indirect equityholders of Holdings attributable to Intermediate Holdings and its subsidiaries; and

     (vii) (A) If and for so long as Holdings is treated as a pass-through entity for United States Federal income tax purposes or a controlled foreign corporation for United States Federal income tax purposes, within 30 days after the end of each calendar year, Holdings may declare and pay a dividend for the purpose of providing its equity holders with cash to pay U.S. income taxes attributable to taxable income of Holdings and its subsidiaries for such calendar year attributed to such equity holders ("Tax Distributions"). The maximum amount of Tax Distributions for any calendar year shall be equal to (x)(1) if Holdings is a pass-through entity for United States Federal income tax purposes, the amount of taxable income of Holdings for such calendar year (for the purposes of the calculation made pursuant to this clause (x)(i), the taxable income of Holdings shall be assumed to be the taxable income Holdings would have had if it were a corporation incorporated in the United

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   States, including any "Subpart F income" (within the meaning of Section 952 of the Code) of its subsidiaries that it would be required to include in taxable income if it were such a corporation), reduced by the amount of taxable loss allocated to the equity holders of Holdings for all prior calendar years (except to the extent such taxable losses have previously been taken into account under this clause), or (2) if Holdings is a controlled foreign corporation, the aggregate amount of Holdings's Subpart F income for such calendar year (and, to the extent such Subpart F income would be attributed to the equity holders, the Subpart F income of Holdings's subsidiaries for such calendar year), times (y) 40%.

     (B) As a condition to making any Tax Distribution under paragraph (A) above or (D) below, Holdings will deliver to the Administrative Agent at least 30 calendar days prior to the declaration and payment of such Tax Distribution, a notice, certified by the Chief Financial Officer of Holdings, setting forth in detail reasonably satisfactory to the Administrative Agent the basis for the determination of the amount of such Tax Distribution.

     (C) If Holdings makes any Tax Distribution pursuant to this clause (vii) in respect of any taxable income realized on any sale of assets or Equity Interests permitted under Section 6.05 (c) or 6.05 (h), the consideration for which consists of Publicly Traded Equity Securities, such Tax Distribution shall be made in the form of Publicly Traded Equity Securities to the extent that Holdings is legally permitted to do so.

     (D) Interim Tax Distributions may be made during each calendar year on or shortly after April 10, June 10, September 10 and December 31 of such year for the purpose of providing the equity holders of Holdings with cash to pay estimated U.S. income taxes attributable to taxable income of Holdings and its subsidiaries for such taxable year, based on good-faith estimates of such estimated tax liability made by Holdings. If any such interim Tax Distributions are made by Holdings during a taxable year, then within 30 calendar days after the end of such calendar year Holdings shall deliver to the Administrative Agent a determination of the maximum amount of Tax Distributions that may be made for such calendar year under paragraph (A) above; if the aggregate interim Tax Distributions made for such calendar year exceed such maximum such excess amount shall be applied to reduce all amounts payable pursuant to Sections 6.08(a) (v) and (vii) for the next calendar year and to the extent not so applied shall be carried forward

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for application against future amounts payable pursuant to Sections 6.08(a) (v)
and (vii).

     (b) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

     (i) payment of Indebtedness created under the Loan Documents;

     (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

     (iii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

     (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness.

     (c) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, enter into or be party to, or make any payment under, any Synthetic Purchase Agreement, provided that Holdings, the Borrowers and the Subsidiaries may enter into Synthetic Purchase Agreements providing for payments to current or former directors, officers or employees of Holdings, the Borrowers and the Subsidiaries or their heirs or estates (and may make such payments), in the same circumstances and amounts that Holdings, the Borrowers and the Subsidiaries are then permitted to make Restricted Payments pursuant to Section 6.08(a)(iii), and any payments made pursuant to this Section 6.08(c) during any fiscal year shall be deemed to reduce the amount of Restricted Payments available during such fiscal year under
Section 6.08(a)(iii).

     SECTION 6.09. Transactions with Affiliates. (a) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary

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                                                                             139

to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) transactions that are at prices and on terms and conditions not less favorable to Holdings, the applicable Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among Holdings, the Borrowers and the Core Loan Parties not involving any other Affiliate, (iii) payments of fees and expenses to the Investors in connection with the Transactions, (iv) payments of management, consulting and advisory fees to the Investors pursuant to any financial advisory, financing, underwriting or placement agreement or in respect of other investment banking activities, including in connection with acquisitions and divestitures, in an aggregate amount not to exceed $2,000,000 in any fiscal year, (v) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the board of directors of Holdings, either Borrower or any Subsidiary (vi) the grant of stock options or similar rights to officers, employees, consultants and directors of Holdings pursuant to plans approved by the board of directors of Holdings, either Borrower or any Subsidiary and the payment of amounts or the issuance of securities pursuant thereto, (vii) loans or advances to employees permitted by Section 6.04(m), (viii) any Restricted Payment permitted by Section 6.08 and (ix) loans and advances to members of management permitted under Section 6.04(x).

     (b) The provisions of Section 6.09(a) notwithstanding, neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, adopt or change any policy regarding transfer pricing or other practices regarding cross-border intercompany payments with Holdings, either Borrower or any other Subsidiary in a manner that is systematically disadvantageous to the Lenders.

     SECTION 6.10. Restrictive Agreements. Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Holdings, either Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital

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stock or to make or repay loans or advances to either Borrower or any other
Subsidiary or to Guarantee Indebtedness of either Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or Subordinated Debt Document,
(ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) the foregoing shall not apply to customary restrictions on or customary conditions to the payment of dividends or other distributions on, or the creation of Liens over, Equity Interests owned by either Borrower or any Subsidiary in any joint venture or like enterprise that is not a Subsidiary contained in the constitutive documents of such joint venture or enterprise, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases or Licenses (as such term is defined in the U.S. Security Agreement) restricting the assignment, subletting or transfer thereof.

     SECTION 6.11. Amendment of Material Documents. (a) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, (i) amend, modify or waive any of its rights under (A) any Subordinated Debt Document, (B) any Deferred Compensation Plan or (C) its certificate of incorporation, by-laws or other organizational documents, except to the extent that such amendments, modifications or waivers, individually and in the aggregate, (1) would not reasonably be expected to have a Material Adverse Effect or be materially adverse to the Lenders and (2) in the case of an amendment, modification or waiver of a Deferred Compensation Plan, would not require Holdings or any of its subsidiaries to make any distributions or other payments (whether in cash, securities or other property or any combination thereof) that would be in violation of the covenants set forth in this Agreement, or (ii) adopt any Deferred Compensation Plan if the terms (including subordination terms) of such Deferred Compensation Plan that are material to the Lenders are in any way less favorable to the Lenders

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than the terms of the Deferred Compensation Plans in effect on the date hereof and previously provided to the Administrative Agent.

     (b) Neither Holdings nor the Borrowers will, nor will any of them permit any of its subsidiaries that is a Subsidiary to, amend, modify or waive any of its rights under any Acquisition Document, in each case to the extent that such amendment, modification or waiver would be materially adverse to the Lenders.

     SECTION 6.12. Interest Expense Coverage Ratio. The Borrowers will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Net Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending on the last day of any quarter ending on or after March 30, 2001, to be less than 2.50 to 1.00.

     SECTION 6.13. Fixed Charge Coverage Ratio. The Borrowers will not permit the ratio of (a) the sum of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter during any period set forth below plus (ii) the sum of (A) the amount of cash held by Holdings, either Borrower or any Subsidiary (other than cash held by the Excluded Subsidiaries), provided that in the case of any Subsidiary that is not a Core Loan Party and in which Holdings does not directly or indirectly hold 100% of the outstanding Equity Interests as of such date, the amount of cash held by such Subsidiary shall be deemed to be equal to the product of (1) the actual amount of cash held by such Subsidiary on such date and (2) the percentage of such Subsidiary's total outstanding Equity Interests held by Holdings, the Borrower and the Subsidiaries on such date and (B) the carrying value of Permitted Investments reflected as cash or short-term investments on Holdings's consolidated balance sheet on such date (other than Permitted Investments held by the Excluded Subsidiaries), provided that in the case of any Subsidiary that is not a Core Loan Party and in which Holdings does not directly or indirectly hold 100% of the outstanding Equity Interests on such date, the carrying value of the Permitted Investments held by such Subsidiary shall be deemed to be equal to the product of (1) the actual carrying value of the Permitted Investments held by such Subsidiary on such date and (2) the percentage of such Subsidiary's total outstanding Equity Interests held by Holdings, the Borrower and the Subsidiaries on such date, minus (iii) the aggregate principal amount of Revolving Loans and Swingline Loans outstanding on such date to (b) Consolidated Fixed Charges for such period of four consecutive fiscal quarters (the "Fixed Charge Coverage

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Ratio") to be less than the ratio set forth below opposite such period set forth below:

                    Period                            Ratio
      March 30, 2001, to June 29, 2002            1.20 to 1.00
      June 30, 2002, to June 29, 2003             1.25 to 1.00
      June 30, 2003, and thereafter               1.50 to 1.00.

     SECTION 6.14. Net Leverage Ratio. The Borrowers will not permit the Net Leverage Ratio as of the end of any fiscal quarter during any period set forth below to exceed the ratio set forth opposite such period:

                    Period                            Ratio
      March 30, 2001, to June 29, 2001            2.00 to 1.00
      June 30, 2001 and June 29, 2002             1.75 to 1.00
      June 30, 2002 and thereafter                1.50 to 1.00.

                                  ARTICLE VII

                               Events of Default

     SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

     (a) either Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

     (b) either Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

     (c) any representation or warranty made or deemed made by or on behalf of Holdings, either Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished

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   pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

     (d) Holdings or either Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.04 (with respect to the existence of Holdings or either Borrower), 5.11 or 5.15 or in
   Article VI and, in the case of any failure to observe or perform the covenants contained in Section 5.15, such failure shall continue unremedied for 30 days;

     (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Cayman Borrower (which notice will be given at the request of any Lender);

     (f) Holdings, either Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to the applicable grace period with respect thereto;

     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, either Borrower or, subject to Section 7.02, any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the

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                                                                             144

   appointment of a receiver, trustee, custodian, sequestrator, conservator, liquidator or similar official for Holdings, either Borrower or, subject to
   Section 7.02, any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (i) Holdings, either Borrower or, subject to Section 7.02, any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking dissolution, winding-up, liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, liquidator or similar official for Holdings, either Borrower or, subject to
   Section 7.02, any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

     (j) Holdings, either Borrower or, subject to Section 7.02, any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

     (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (net of amounts covered by insurance as to which the insurer has admitted liability in writing) shall be rendered against Holdings, either Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, either Borrower or any Subsidiary to enforce any such judgment;

     (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

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                                                                             145

     (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on Collateral having, in the aggregate, a value in excess of $5,000,000, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) any action taken by the Collateral Agent to release any such Lien in compliance with the provisions of this Agreement or any other Loan Document or (iii) as a result of the Collateral Agent's failure to maintain possession of any stock or share certificates, promissory notes or other instruments delivered to it under the Pledge Agreement or to file properly (A) Uniform Commercial Code financing statements or comparable filings delivered to it for filing under the Security Documents or (B) Uniform Commercial Code continuation statements or comparable filings necessary to maintain perfection;

     (n) a Change in Control shall occur;

     (o) either Borrower, Holdings or any Subsidiary shall challenge the subordination provisions of the Subordinated Debt or any Deferred Compensation Plan or assert that such provisions are invalid or unenforceable or that the Obligations of either Borrower, or the Obligations of Holdings or any Subsidiary under the applicable Guarantee Agreement, are not senior indebtedness under the subordination provisions of the Subordinated Debt or any Deferred Compensation Plan, or any court, tribunal or government authority of competent jurisdiction shall judge the subordination provisions of the Subordinated Debt or any Deferred Compensation Plan to be invalid or unenforceable or such Obligations to be not senior indebtedness under such subordination provisions; or

     (p) any Guarantee under any Guarantee Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Loan Party shall deny in writing that it has any further liability under its Guarantee Agreement (other than as a result of the discharge of such Loan Party in accordance with the terms of the Loan Documents);

then, and in every such event (other than an event with respect to either Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and

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                                                                             146

at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event with respect to either Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

     SECTION 7.02. Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether a Default has occurred under (a) clause (h), (i) or (j) of Section 7.01, any reference in any such clause to any "Subsidiary" shall be deemed not to include any Subsidiary affected by any event or circumstance referred to in any such clause that did not, as of the last day of the fiscal quarter of the Cayman Borrower most recently ended, have assets with a value in excess of 5.0% of the total consolidated assets of the Borrowers and the Subsidiaries as of such date, provided that if it is necessary to exclude more than one Subsidiary from clause (h), (i) or (j) of Section 7.01 pursuant to this clause (a) in order to avoid a Default thereunder, all excluded Subsidiaries shall be considered to be a single consolidated Subsidiary for purposes of determining whether the condition specified above is satisfied and (b) under clause (i) of Section 7.01, any reference in such clause to any "Subsidiary" shall be deemed not to include any Moribund Subsidiary that is being dissolved, liquidated or wound up in accordance with the definition of the term "Moribund Subsidiary".

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                                                                             147

                                  ARTICLE VIII

                            The Administrative Agent

     SECTION 8.01. The Administrative Agent. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. For purposes of this Article VIII and for the purposes of
Section 9.02 and 9.03 of Article IX, all references to the Administrative Agent are deemed to include the Collateral Agent.

     The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, either Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, either Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in

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Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Cayman Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any of and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Subject to the appointment and acceptance of a successor Administrative Agent as provided in this

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                                                                             149

paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Cayman Borrower. Upon any such resignation, the Required Lenders shall have the right, subject to the approval of the Cayman Borrower (which approval shall not be unreasonably withheld), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Cayman Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                 Miscellaneous

     SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be

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                                                                             150

given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (a) if to Holdings or either Borrower, to it at 920 Disc Drive, Scotts Valley, California 95067, Attention of Glen A. Peterson (Telecopy No. 831-438-8931) with copies to (i) Silver Lake Partners, L.P., 320 Park Avenue, 33rd Floor, New York, New York 10022, Attention of Kenneth Y. Hao (Telecopy No. 212-981-3535), and (ii) Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, Attention Paul J. Shim (Telecopy No. 212-225-3999);

     (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 101 California Street, Suite 2725, San Francisco, California 94111, Attention of William Rindfuss (Telecopy No.
   (415) 954-9583);

     (c) if to The Chase Manhattan Bank, as Issuing Bank, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No.
   (212) 552-5658);

     (d) if to the Swingline Lender, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658); and

     (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any

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                                                                             151

other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent or the Collateral Agent, as applicable, and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the final maturity of any Loan, or the required date of reimbursement of any LC Disbursement, or any required date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such required payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of the term "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any

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consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Holdings or any Core Loan Party from its Guarantee under the applicable Guarantee Agreement (except as expressly provided in the applicable Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) except in strict accordance with the express provisions of the Security Documents, release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) postpone the date of any scheduled payment of the principal amount of any Term Loan of either Class under Section 2.10 without the written consent of each Lender holding outstanding Term Loans of such Class, (ix) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class, (x) change Section 9.15 in any way or release either Borrower from its obligations thereunder, without the written consent of each Lender, or (xi) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.11, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Term Loans, or (xii) change the definition of the term Interest Period to permit the Borrowers to select interest periods of 9 or 12 months for Eurodollar Borrowings without the written consent of each Lender affected thereby, and provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrowers, the Required Lenders and the Administrative Agent (and, if their rights or obligations are affected thereby, the Issuing Bank and the Swingline Lender) if (i) by the terms of

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such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

     SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent in each applicable jurisdiction, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Documentation Agents, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of one counsel each, in each applicable jurisdiction, for the Administrative Agent, each Documentation Agent, each Issuing Bank or each Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

     (b) The Borrowers shall indemnify the Administrative Agent, the Documentation Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the commitment letter (and related fee letters) with respect to the credit facilities contemplated hereby, any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions

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contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence, Release or threatened Release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by Holdings, either Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to Holdings, either Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee. It is acknowledged and agreed by the parties hereto that, solely in their capacities as Documentation Agents or as Senior Arranger, as applicable, and not in their capacities as Lenders, the Documentation Agents and the Senior Arranger shall have no duties hereunder.

     (c) To the extent that either Borrower fails to pay any amount required to be paid by it to the Administrative Agent, a Documentation Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Documentation Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, a Documentation Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

     (d) To the extent permitted by applicable law, neither Holdings nor either Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the

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proceeds thereof. In addition, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems.

     (e) All amounts due under this Section shall be payable promptly after written demand therefor.

     (f) No director, officer, employee, stockholder or member, as such, of any Loan Party shall have any liability for the Obligations or for any claim based on, in respect of or by reason of the Obligations or their creation, provided that the foregoing shall not be construed to relieve any Loan Party of its Obligations under any Loan Document.

     SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that neither Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by either Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Cayman Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its Swingline Exposure, the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is

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delivered to the Administrative Agent) shall be (A) an amount not less than
$1,000,000, in the case of an assignment of Tranche B Term Loans or Tranche B Commitments, or (B) an amount not less than $5,000,000, in the case of an assignment of Revolving Loans, Revolving Commitments, Tranche A Term Loans or Tranche A Commitments, in each case unless each of the Cayman Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its Swingline Exposure, the Swingline Lender) otherwise consent, which consent shall not be unreasonably withheld, (iii) each partial assignment of an assigning Lender's rights and obligations in respect of one Class of Commitments or Loans shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under such Class of Commitments or Loans (which, in the case of any assignment of Tranche A Term Loans, will include a proportionate part of the assigning Lender's rights and obligations in respect of the Cayman Tranche A Term Loans and the U.S. Tranche A Term Loans included in the Borrowing of which such Tranche A Term Loans are a part and, in the case of any assignment of Tranche B Term Loans, will include a proportionate part of the assigning Lender's rights and obligations in respect of Cayman Tranche B Term Loans and U.S. Tranche B Term Loans of which such Tranche B Term Loans are a part), (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and provided further that any consent of the Cayman Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement (provided that any liability of each Borrower to such assignee under Section 2.15, 2.16 or 2.17 shall be limited to the amount, if any, that would have been payable thereunder by such Borrower in the absence of such assignment and provided further that an assignee that is a Foreign Lender shall not be entitled to the benefits of Section 2.17 unless such assignee agrees to comply with the requirements of Section 2.17(e)), and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment

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and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

     (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing by each Borrower to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Holdings, the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Any Lender may, without the consent of either Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations (which, in the case of any participations in Tranche A Term Loans, will include a proportionate part of the assigning Lender's rights and obligations in respect of the Cayman Tranche A Term Loans and the U.S. Tranche A Term Loans included in the Borrowing of which such Tranche A Term Loans are a part and, in the case of any participations in Tranche B Term Loans, will include a proportionate part of the assigning Lender's rights and

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obligations in respect of the Cayman Tranche B Term Loans and the U.S. Tranche B
Term Loans included in the Borrowing of which such Tranche B Term Loans are a part) to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Holdings, the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.
To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

     (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the applicable Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the applicable Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the applicable Borrower, to comply with Section 2.17(e) as though it were a Lender.

     (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no

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such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (h) In the event that S&P or Moody's shall, after the date that any Revolving Lender becomes a Lender, downgrade the long-term certificate deposit ratings or long-term senior unsecured debt ratings of such Lender (or the parent company thereof), and the resulting ratings shall be BBB+ or lower by S&P or Baa1 or lower by Moody's, then the Swingline Lender shall have the right, but not the obligation, at its own expense, upon notice to such Lender, the Administrative Agent and the Cayman Borrower, to replace (or to request the Cayman Borrower, at the sole expense of the Swingline Lender, to use its reasonable efforts to replace) such Lender with respect to such Lender's Revolving Commitment with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above, including the right of the Borrowers and the Administrative Agent to consent to the identity of such assignee (which consent shall not be unreasonably withheld)), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) such assignee shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees accrued to the date of payment on the Loans and LC Disbursements of such Lender hereunder.

     (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPV"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Cayman Borrower, the option to provide to either Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement, provided that
(i) nothing herein shall constitute a commitment by any SPV to make any Loan or, except as provided in the immediately succeeding sentence, affect in any way the Commitment of the Granting Lender and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In the event that an SPV provides all or any

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part of any Loan, Holdings, the Borrowers and the Administrative Agent shall continue to deal solely and directly with the Granting Lender with respect to such Loan, including with respect to the giving of notices and the delivery of financial statements, certificates and other documents (including pursuant to Section 5) and information. Each party hereto hereby agrees that no SPV shall be
(i) liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender), (ii) have any voting rights under Section 9.02 or Article VII or with respect to any other matter under this Agreement to which the Lenders are entitled to give their consent (all of which voting rights shall remain with the Granting Lender) or
(iii) entitled to receive any greater amount pursuant to Section 2.15, 2.16,
2.17 or 9.03 than the Granting Lender would have been entitled to receive in respect of the amount of any Loan provided by the SPV if the Granting Lender had in fact made such Loan. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Cayman Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Cayman Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this Section 9.04(i) applies to any particular SPV, this Section may not be amended without the written consent of such SPV.

     SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of

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any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and
9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and

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from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of either Borrower against any of and all the obligations of the applicable Borrower then existing under this Agreement (to the extent such obligations of either Borrower are then due and payable (by acceleration or otherwise)) held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

     SECTION 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     (b) Each of Holdings, the Borrowers, the Administrative Agent, each Issuing Bank and each Lender hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrowers or their properties in the courts of any jurisdiction.

     (c) Each of Holdings and the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by

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law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Holdings, the Cayman Borrower and each of the Subsidiary Loan Parties hereby appoints the U.S. Borrower, as agent for service of process in the United States, and the U.S. Borrower hereby accepts such appointment.

     SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (ii) any actual or prospective direct or indirect contractual counterparties in swap or other derivative agreements or such contractual counterparties' professional advisors, (g) with the consent of either Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrowers or
(i) to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. In the case of any disclosure of Information pursuant to clause (c) or clause (e) of the preceding sentence, the Administrative Agent will inform the Borrowers of such disclosure. For the purposes of this Section, the term "Information" means all information received from Holdings or either Borrower relating to Holdings or the Borrowers or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or a Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.14. Judgment Currency. (a) The Borrowers' obligations hereunder and each Borrower's and the other Loan Parties' obligations under the other Loan Documents to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against the Borrower or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or, if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency that could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

     (c) For purposes of determining the rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

     SECTION 9.15. Joint and Several Liability. Notwithstanding any provision contained herein or in any other Loan Document to the contrary, each of the Cayman Borrower and the U.S. Borrower agrees and acknowledges that the Cayman Borrower and the U.S. Borrower shall be jointly and severally liable for all of the Obligations arising hereunder and under the other Loan Documents, including principal of, interest on, and any fees, expenses, indemnities and premium payable in respect of, each of the Cayman Tranche A Term Loans, the U.S. Tranche A Term Loans, the Cayman Tranche B Term Loans and the U.S. Tranche B Term Loans.

                                   ARTICLE X

                        Collection Allocation Mechanism

     SECTION 10.01. Implementation of CAM. (a) On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Section 7.01, (ii) each Revolving Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.04(c)) participations in the Swingline Loans in an amount equal to such Revolving Lender's Applicable Percentage of each Swingline Loan outstanding on such date and (iii) the Lenders shall automatically and without further act (and without regard to the provisions of Section 9.04) be deemed to have exchanged interests in the Loans (other than the Swingline Loans) and, in the case of the Revolving Lenders, participations in Swingline Loans and Letters of Credit such that in lieu of the interest of each Lender in each Loan and Letter of Credit in which it shall participate as of such date (including such Lender's interest in the Obligations of each Loan Party in respect of each such Loan and Letter of Credit), such Lender shall hold an interest in every one of the Loans (other than the Swingline Loans) and a participation in every one of the Swingline Loans and Letters of Credit (including the Obligations of each Loan Party in respect of each such Loan and each LC Reserve Account established pursuant to Section 10.02 below), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender and each Loan Party hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Loan. Each Loan Party agrees from time to time to execute and deliver to the Administrative Agent all such Notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any Notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of new Notes evidencing its interests in the Loans; provided, however, that the failure of any Loan Party to execute or deliver or of any Lender to accept any such Note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

     (b) As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Administrative Agent or the Collateral Agent pursuant to any Loan Document in respect of the Obligations, and each distribution made by the Collateral Agent pursuant to any Security Document in respect of the Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of an Obligation shall be paid over to the Administrative Agent for distribution to the Lenders in accordance herewith.

     SECTION 10.02. Letters of Credit. (a) In the event that on the CAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any LC Disbursement shall not have been reimbursed either by the Cayman Borrower or, in the case of any LC Disbursement made in dollars, with the proceeds of a Revolving Borrowing, each Revolving Lender shall promptly pay over to the Administrative Agent, in immediately available funds, an amount in dollars equal to such Revolving Lender's Applicable Percentage of such undrawn face amount (or, in the case of any Alternative Currency Letter of Credit, the Dollar Equivalent of such face amount) or (to the extent it has not already done
so) such unreimbursed drawing, as the case may be, together with interest thereon from the CAM Exchange Date to the date on which such amount shall be paid to the Administrative Agent at the rate that would be applicable at the time to an ABR Revolving Loan in a principal amount equal to such amount. The Administrative Agent shall establish a separate account or accounts for each Lender (each, an "LC Reserve Account") for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall deposit in each Lender's LC Reserve Account such Lender's CAM Percentage of the amounts received from the Revolving Lenders as provided above, provided that in the case of amounts received in respect of Alternative Currency Letters of Credit, the Administrative Agent may, in its sole discretion, convert any or all of such amounts into the applicable Alternative Currency prior to or at any time after deposit. The Administrative Agent shall have sole dominion and control over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in paragraph (b) or (c) below. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's CAM Percentage. The amounts held in each Lender's LC Reserve Account shall be held as a reserve against the LC Exposures, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall not give rise to any obligation on the part of either Borrower to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.05.

     (b) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the Issuing Bank, withdraw from the LC Reserve Account of each Lender any amounts, up to the amount of such Lender's CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to the Issuing Bank in satisfaction of the reimbursement obligations of the Revolving Lenders under Section 2.05(d) (but not of the Cayman Borrower under Section 2.05(e)). In the event that any Revolving Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in this Section 10.02, the Issuing Bank shall, in the event of a drawing thereunder, have a claim against such Revolving Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.05(d), but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the Cayman Borrower's reimbursement obligations pursuant to Section
10.01. Each other Lender shall have a claim against such defaulting Revolving Lender for any damages sustained by it as a result of such default, including, in the event that such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

     (c) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

     (d) With the prior written approval of the Administrative Agent (not to be unreasonably withheld), any Lender may withdraw the amount held in its LC Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to the Administrative Agent, for the account of the applicable Issuing Bank, on demand, its CAM Percentage of such drawing.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      NEW SAC,

                                         by
                                           /s/ Kenneth Hao
                                           -------------------------------------
                                           Name: Kenneth Hao
                                           Title: Vice President


                                      SEAGATE TECHNOLOGY INTERNATIONAL,

                                         by
                                           /s/ Kenneth Hao
                                           -------------------------------------
                                           Name: Kenneth Hao
                                           Title: Vice President


                                      SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

                                         by
                                           /s/ Kenneth Hao
                                           -------------------------------------
                                           Name: Kenneth Hao
                                           Title: Vice President


                                      THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                         by
                                           /s/ Marian N. Schulman
                                           -------------------------------------
                                           Name: Marian N. Schulman
                                           Title: Vice President


                                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                      individually and as a Documentation Agent,

                                         by
                                           /s/ Robert Wagner
                                           -------------------------------------
                                           Name: Robert Wagner
                                           Title: Authorized Signatory

                                      MERRILL LYNCH CAPITAL CORPORATION,
                                      individually and as a Documentation Agent,

                                         by
                                           /s/ Carol J.E. Feeley
                                           -------------------------------------
                                           Name: Carol J.E. Feeley
                                           Title: Vice President


                                      THE BANK OF NOVA SCOTIA, individually and as a Documentation Agent,

                                         by
                                           /s/ Chris Johnson
                                           -------------------------------------
                                           Name: Chris Johnson
                                           Title: Managing Director


                                      BANK OF AMERICA, N.A.,

                                         by
                                           /s/ Kevin M. McMahon
                                           -------------------------------------
                                           Name: Kevin M. McMahon
                                           Title: Managing Director


                                      BANK HAPOALIM, B.M.,

                                         by
                                           /s/ Laura Anne Raffa
                                           -------------------------------------
                                           Name: Laura Anne Raffa
                                           Title: First Vice President &
                                           Corporate Manager

                                         by
                                           /s/ James P. Surless
                                           -------------------------------------
                                           Name: James P. Surless
                                           Title: Vice President


                                      BNP PARIBAS,

                                         by
                                           /s/ Tjalling Terpstra
                                           -------------------------------------
                                           Name: Tjalling Terpstra
                                           Title: Director
                                         by
                                           /s/ Janice Ho
                                           -------------------------------------
                                           Name: Janice Ho
                                           Title: Director


                                      BAYERISCHE HYPO - UND VEREINSBANK AG,

                                         by
                                           /s/ Marianne Weinzinger
                                           -------------------------------------
                                           Name: Marianne Weinzinger
                                           Title: Director


                                         by
                                           /s/ Yoram Dankner
                                           -------------------------------------
                                           Name: Yoram Dankner
                                           Title: Managing Director


                                      CREDIT LYONNAIS NEW YORK BRANCH,

                                         by
                                           /s/ Michael Lord
                                           -------------------------------------
                                           Name: Michael Lord
                                           Title: Vice President


                                      CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                      INC.
                                      As: Attorney-in-Fact and on behalf of
                                      First Allmerica Financial Life Insurance
                                      Company as Portfolio Manager,


                                         by
                                           /s/ Johnathan D. Sharkey
                                           -------------------------------------
                                           Name: Johnathan D. Sharkey
                                           Title: Principal

                                      CYPRESSTREE INVESTMENT FUND, LLC
                                      By: CypressTree Investment Management
                                      Company, Inc. its Manager Member,


                                         by
                                           /s/ Johnathan D. Sharkey
                                           -------------------------------------
                                           Name: Johnathan D. Sharkey
                                           Title: Principal


                                      NORTH AMERICAN SENIOR FLOATING RATE FUND
                                      By: CypressTree Investment Management
                                      Company, Inc. as its Portfolio Manager,

                                         by
                                           /s/ Johnathan D. Sharkey
                                           -------------------------------------
                                           Name: Johnathan D. Sharkey
                                           Title: Principal


                                      FRANKLIN FLOATING RATE MASTER SERIES,

                                         by
                                           /s/ Chauncey Lufkin
                                           -------------------------------------
                                           Name: Chauncey Lufkin
                                           Title: Vice President


                                      FUJI BANK, LTD.,

                                         by
                                           /s/ Nobuoki Koike
                                           -------------------------------------
                                           Name: Nobuoki Koike
                                           Title: Vice President & Senior Team
                                                  Leader


                                      GMAC COMMERCIAL CREDIT LLC,

                                         by
                                           /s/ Frank Imperato
                                           -------------------------------------
                                           Name: Frank Imperato
                                           Title: Senior Vice President

                                      IBM CREDIT CORPORATION,

                                         by
                                           /s/ Ronald J. Bachner
                                           -------------------------------------
                                           Name: Ronald J. Bachner
                                           Title: Mgr. Commercial & Specialty
                                                  Financing Sales


                                      KEMPER FLOATING RATE FUND,

                                         by
                                           /s/ Kelly D. Babson
                                           -------------------------------------
                                           Name: Kelly D. Babson
                                           Title: Managing Director


                                      KZH CYPRESSTREE-1 LLC,

                                         by
                                           /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      KZH WATERSIDE LLC,

                                         by
                                           /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      KZH CNC LLC,

                                         by
                                           /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      KZH RIVERSIDE LLC,

                                         by
                                           /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent

                                      KZH SHOSHONE LLC,

                                         by
                                           /s/ Susan Lee
                                           -------------------------------------
                                           Name: Susan Lee
                                           Title: Authorized Agent


                                      METROPOLITAN LIFE INSURANCE COMPANY,

                                         by
                                           /s/ John Rosenthal
                                           -------------------------------------
                                           Name: John Rosenthal
                                           Title: Managing Director


                                      MONY LIFE INSURANCE COMPANY,

                                         by
                                           /s/ Suzanne E. Walton
                                           -------------------------------------
                                           Name: Suzanne E. Walton
                                           Title: Managing Director


                                      MONY LIFE INSURANCE COMPANY OF AMERICA,

                                         by
                                           /s/ Suzanne E. Walton
                                           -------------------------------------
                                           Name: Suzanne B. Walton
                                           Title: Authorized Agent


                                      MORGAN STANLEY DEAN WITTER PRIME INCOME
                                      TRUST,

                                         by
                                           /s/ Sheila A. Finnerty
                                           -------------------------------------
                                           Name: Sheila A. Finnerty
                                           Title: Senior Vice President

                                      MUIRFIELD TRADING LLC,

                                         by
                                           /s/ Kelly C. Walker
                                           -------------------------------------
                                           Name: Kelly C. Walker
                                           Title: Vice President


                                      OLYMPIC FUNDING TRUST, SERIES 1999-1

                                         by
                                           /s/ Kelly C. Walker
                                           -------------------------------------
                                           Name: Kelly C. Walker
                                           Title: Vice President


                                      WINGED FOOT FUNDING TRUST,

                                         by
                                           /s/ Kelly C. Walker
                                           -------------------------------------
                                           Name: Kelly C. Walker
                                           Title: Vice President


                                      NEW YORK LIFE INSURANCE COMPANY,

                                         by
                                           /s/ Anthony R. Malloy
                                           -------------------------------------
                                           Name: Anthony R. Malloy
                                           Title: Investment Vice President


                                      NEW YORK LIFE INSURANCE AND ANNUITY
                                      CORPORATION,
                                      By: New York Life Investment Management
                                      LLC, its Investment Manager,

                                         by
                                           /s/ Anthony R. Malloy
                                           -------------------------------------
                                           Name: Anthony R. Malloy
                                           Title: Director

                                      NUVEEN FLOATING RATE FUND,
                                      By: Nuveen Senior Loan Asset Management
                                      Inc.,

                                         by
                                           /s/ Todd Abramson
                                           -------------------------------------
                                           Name: Todd Abramson
                                           Title: Vice President


                                      NUVEEN SENIOR INCOME FUND,
                                      By: Nuveen Senior Loan Asset Management
                                      Inc.,

                                         by
                                           /s/ Todd Abramson
                                           -------------------------------------
                                           Name: Todd Abramson
                                           Title: Vice President


                                      OPPENHEIMER SENIOR FLOATING RATE FUND,

                                         by
                                           /s/ David Foxhoven
                                           -------------------------------------
                                           Name: David Foxhoven
                                           Title: Assistant Vice President


                                      ORIX USA CORPORATION,

                                         by
                                           /s/ Hirovuki Miyauchi
                                           -------------------------------------
                                           Name: Hiroyuki Miyauchi
                                           Title: EVP, Corporate Finance Group


                                      SRF TRADING, INC.,

                                         by
                                           /s/ Kelly C. Walter
                                           -------------------------------------
                                           Name: Kelly C. Walker
                                           Title: Vice President

                                      SRF 2000 LLC,

                                         by
                                           /s/ Kelly C. Walker
                                           -------------------------------------
                                           Name: Kelly C. Walker
                                           Title: Vice President


                                      STEIN ROE & FARNHAM INCORPORATED, AS AGENT
                                      FOR KEYPORT LIFE INSURANCE COMPANY,

                                         by
                                           /s/ Brian W. Good
                                           -------------------------------------
                                           Name: Brian W. Good
                                           Title: Sr. Vice President and
                                                  Portfolio Manager


                                      LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                      ADVANTAGE FUND,
                                      By: Stein Roe & Farnham Incorporated, as
                                      Advisor

                                         by
                                           /s/ Brian W. Good
                                           -------------------------------------
                                           Name: Brian W. Good
                                           Title: Sr. Vice President & Portfolio
                                                  Manager


                                      STEIN ROE FLOATING RATE LIMITED LIABILITY
                                      COMPANY,

                                         by
                                           /s/ Brian W. Good
                                           -------------------------------------
                                           Name: Brian W. Good
                                           Title: Senior Vice President
                                                  Stein Roe & Farnham
                                                  Incorporated, as Advisor to
                                                  the Stein Roe Floating Rate
                                                  Limited Liability Company

                                      THE TRAVELERS INSURANCE COMPANY

                                         by
                                           /s/ William M. Gardner
                                           -------------------------------------
                                           Name: William M. Gardner
                                           Title: Asst. Investment Officer


                                      TRAVELERS CORPORATE LOAN FUND INC.
                                      By: Travelers Asset Management
                                      International Company LLC,

                                         by
                                           /s/ William M. Gardner
                                           -------------------------------------
                                           Name: William M. Gardner
                                           Title: Asst. Investment Officer

                                                                   SCHEDULE 1.02

                       Jurisdictions of Core Loan Parties
                       ----------------------------------

The United States
The Cayman Islands
Singapore
Northern Ireland
Scotland
The Netherlands
England
Mexico
Japan
Thailand
Canada

                                                                SCHEDULE 2.05(a)

                           Existing Letters of Credit


Date of Issuance   Issuer   Applicant   Beneficiary   Amount and Currency   Expiration Date
----------------   ------   ---------   -----------   -------------------   ---------------










